           <cover>









                            THORNBURG
                            NEW YORK
                          INTERMEDIATE
                           MUNICIPAL
                              FUND






                           PROSPECTUS
                          June 1, 1997


NOT FDIC-                                          MAY LOSE VALUE
INSURED                                         NO BANK GUARANTEE

           <inside cover>

THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND
Prospectus
June 1, 1997

Thornburg New York Intermediate Municipal Fund is a separate investment portfolio ("Fund") offered through this prospectus by Thornburg Investment Trust.

The Fund is managed by Thornburg Management Company, Inc. (TMC) and offers Class A shares through this Prospectus, which are sold at net asset value plus an initial sales charge imposed at the time of sale. See "Your Account-Buying Fund Shares," beginning on page 5.

The Fund has the objective of providing, through investment in a professionally managed portfolio of Municipal Obligations, as high a level of current income exempt from federal, New York State and New York City personal income taxes as is consistent, in the view of the Fund's investment adviser, with preservation of capital.

The Fund will invest primarily in Municipal Obligations originating in New York State, with the objective of having interest dividends paid to individual shareholders exempt from individual income taxes imposed by New York State and New York City. The Fund will maintain a portfolio having a dollar-weighted average maturity of normally three to ten years, with the objective of reducing fluctuations in net asset value relative to long-term municipal bond portfolios. The Fund will expect lower yields than those received on long term bond portfolios, while seeking higher yields and expecting higher share price volatility than mutual funds with short term portfolios. During temporary periods the portfolio maturity of the Fund may be reduced for defensive purposes. There is no limitation on the maturity of any specific security the Fund may purchase, subject to the limitation on the average maturity of the Fund. There can be no assurance that the Fund's objectives will be achieved.

This Prospectus sets forth concisely the information a prospective investor should know about the Fund before investing. It should be read and retained for further reference. Additional information about the Fund is contained in a Statement of Additional Information dated June 1, 1997. The Statement of Additional Information has been filed with the Securities and Exchange Commission and may be obtained at no charge by contacting Thornburg Securities Corporation, 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501, 800-847-0200. This Prospectus incorporates by reference the Statement of Additional Information.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES INVOLVE INVESTMENT RISKS (INCLUDING POSSIBLE LOSS OF PRINCIPAL), AND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, AND ARE NOT INSURED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY GOVERNMENT AGENCY.

                             TABLE OF CONTENTS

 1          Expense Information

 2          Investment Objectives and Policies

 5          Your Account - Buying Fund Shares

 9          Selling Fund Shares

11          Investor Services

11          Transaction Services

12          Shareholder and Account Policies

13          Taxes

14          Service Plan

14          Transaction Details

16          Exchange Restrictions

16          Performance

18          Organization of the Fund

18          Thornburg Management Company, Inc.
            and Thornburg Securities Corporation

19          Additional Information

NOTES



                                  <LOGO>

EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge on Purchases              3.50%
(as a percentage of offering price)

Maximum Deferred Sales Charge on Redemptions   0.50 <F1>
(as a percentage of redemption proceeds or
 original purchase price, whichever is lower)

<F1> Imposed only on redemptions of any portion of a purchases greater than
     $1 million in the event of a redemption within 12 months of purchase.


ANNUAL OPERATING EXPENSES
(as a percentage of average net assets)             Example: You would pay the following expenses
                                                    on a $1,000 investment, assuming the Fund's
                                                    expense ratio remains the same, a 5% annual
                                                    return, and redemption at the end of each
                                                    time period. The figures do not reflect the
                                                    contingent deferred sales charge of .50%
                                                    imposed on redemptions of any portion of a
                                                    purchase greater than $1 million within
Thornburg New York                                  1 year of purchase.
Intermediate
Municipal Fund                                               One Year  3 Years
------------------                                           --------  -------

Management Fees                 .50%                Class A    $45       $66
12b-1 Fees                      .25%
Other Expenses (after           .25%
 assumption of expenses)*      -----
Total Fund Operating Expenses  1.00%

     * Expenses reflect rounding.  Other expenses are estimated for the current fiscal year and reflect an estimated assumption of a portion
       of these expenses by TMC.   Absent the assumption of expenses, the
       other expenses are estimated to be .59%, and the total fund operating expenses would be 1.34%. TMC's assumption of expenses may be terminated or reduced at any time.


EXPLANATION OF TABLES

THE INFORMATION IN THE TABLES ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION
OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN
THOSE SHOWN. The expense figures shown in the tables above are presented to assist the investor in understanding the various costs that an investor in the Fund will bear, directly or indirectly. The Fund's investment adviser may not assume Fund expenses in the future.

                                                                           1

INVESTMENT OBJECTIVES AND POLICIES

The primary investment objective of the Fund is to obtain as high a level of current income exempt from federal personal income tax and New York State and New York City personal income taxes as is consistent, in the view of TMC, with preservation of capital. The secondary objective of the Fund is to reduce fluctuations in net asset value relative to long-term municipal bond portfolios, while seeking higher yields and expecting higher share price volatility than short term portfolios of municipal obligations expect to have. There is a risk in all investments, however, and there is no assurance that the Fund's objectives will be achieved. Income otherwise exempt from federal income tax may be subject to the federal alternative minimum tax, and distributions from gains attributable to market discount are characterized as ordinary income for federal income tax purposes. The primary and secondary investment objectives of the Fund are fundamental policies of the Fund, and may not be changed without a vote of the Fund's shareholders.

The Fund will pursue its primary objective by investing in a portfolio of investment grade obligations and unrated obligations deemed by the Fund's investment adviser to be of equivalent quality, which are issued primarily by New York State and its agencies, New York local governments and agencies, and by United States territories and possessions ("Municipal Obligations"). Municipal Obligations are discussed below under the caption "Municipal Obligations," and investment grade ratings are discussed below under the caption "Securities Ratings and Credit Quality."

The Fund will seek to achieve its secondary objective of obtaining lower share price fluctuation than a long-term portfolio and obtaining higher yields than a short term portfolio by maintaining a dollar-weighted average portfolio maturity normally between three and ten years. The Fund may maintain a portfolio maturity shorter than three years as a defensive strategy during abnormal market conditions. If your sole objective is preservation of capital, then the Fund may not be suitable for you because its net asset value will vary as market interest rates fluctuate, increasing as interest rates decline and decreasing as interest rates increase. Investors whose sole objective is preservation of capital may wish to consider a high quality money market fund.

Except to the extent the Fund is invested in temporary investments for defensive purposes, the objective of the Fund under normal conditions is to invest 100% of its net assets in Municipal Obligations. As a fundamental policy which may not be changed without a vote of the Fund's shareholders, the Fund must normally invest at least 80% of its net assets in Municipal Obligations. Under normal conditions the Fund will invest 100%, and as a matter of fundamental policy, will invest at least 65% of its total assets in Municipal Obligations which originate in New York State. The Fund may purchase obligations issued by or on behalf of territories or possessions of the United States and their agencies and instrumentalities.

The Fund has reserved the right to invest up to 20% of its net assets in "temporary investments" in taxable securities (of comparable quality to the above tax-exempt investments) that would produce interest not exempt from federal income tax. Such temporary investments, which may include repurchase agreements with dealers, banks or recognized financial institutions that in the opinion of TMC represent minimal credit risk, may be made due to market conditions, pending investment of idle funds or to afford liquidity. Such investments are, like any investment, subject to market risks and fluctuations in value. In addition, the Fund's temporary taxable investments may exceed 20% of its net assets when made for defensive purposes during periods of abnormal market conditions. The Fund does not expect to find it necessary to make temporary investments in taxable investments.

MUNICIPAL OBLIGATIONS

Municipal Obligations are obligations bearing interest exempt from federal income taxes, which are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities. Municipal Obligations include notes (including tax-exempt commercial paper), bonds, municipal leases and participation interests in these obligations. Interest on Municipal Obligations may be subject to the alternative minimum tax or state income taxes. See "Federal Taxes."

The yields on Municipal Obligations are dependent on a variety of factors, including the condition of the general money market and the Municipal Obligation market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of outstanding Municipal Obligations will vary with changes in prevailing interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments. Variations in market value of Municipal Obligations held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value of the Fund's shares. See "Net Asset Value." Municipal Obligations often grant the issuer the option to pay off the obligation prior to its final maturity. Prepayment of Municipal Obligations may reduce the expected yield on invested funds, the net asset value of the Fund, or both if interest rates have declined below the level prevailing when the obligation was purchased. If interest rates have declined, reinvestment of the proceeds from the prepayment of Municipal Obligations may result in a lower yield to the Fund. In addition, the federal income tax treatment of gains from market discount as ordinary income may increase the price volatility of Municipal Obligations.

Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially and adversely affected.


VARIABLE RATE SECURITIES; INVERSE FLOATERS; AND DEMAND INSTRUMENTS

The Fund may purchase variable rate Municipal Obligations. These variable rate securities bear rates of interest that are adjusted periodically according to formulas intended to reflect market rates of interest, and these may include "inverse floaters," whose rates vary inversely with changes in market rates of interest. The values of inverse floaters will tend to be more volatile than fixed rate municipal securities having similar credit quality, redemption provisions, and maturity. The Fund will not invest more than 10% of its total assets in securities whose rates vary inversely with changes in market rates of interest. The Fund also may purchase variable rate demand instruments and also may purchase fixed rate municipal demand instruments either in the public market or privately from banks, insurance companies and other financial institutions. These instruments provide for periodic adjustment of the interest rate paid to the holder. The "demand" feature permits the holder to demand payment of principal and interest prior to the final stated maturity, either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the instrument.

MUNICIPAL LEASES

The Fund may invest in Municipal Leases. These obligations are used by state and local governments to acquire a wide variety of equipment and facilities. Many such obligations include "non-appropriation" clauses which provide that the governmental issuer has no obligation to make payments unless money is appropriated for that purpose. If an issuer stopped making payment on a Municipal Lease held by the Fund, the Lease would lose some or all of its value. Often, the Fund will not hold the obligation directly, but will purchase a "participation interest" in the obligation, which gives the Fund an undivided interest in the underlying Municipal Lease. Some Municipal Leases may be illiquid under certain circumstances, and TMC will evaluate the liquidity of each Municipal Lease upon its acquisition by the Fund and periodically while it is held.

SECURITIES RATINGS AND  CREDIT QUALITY

The Fund's assets will normally consist of (1) Municipal Obligations (including Municipal Leases) or participation interests therein that are rated at the time of purchase within the four highest grades by Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service ("Fitch"), or Standard & Poor's Corporation ("S&P"), (2) Municipal Obligations (including Municipal Leases) or participation interests therein that are not rated by a rating agency, but are issued by obligors that either have other comparable debt obligations that are rated within the four highest grades (Baa or BBB or better) by Moody's or S&P or Fitch or, in the case of obligors whose obligations are unrated, are deemed by TMC to be comparable with issuers having such debt ratings, and (3) cash. Securities rated in the described categories are described as "investment grade," and are regarded as having a capacity to pay interest and repay principal that varies from "extremely strong" to "adequate." According to S&P, for example, BBB bonds normally exhibit adequate protection parameters, although adverse economic conditions or other changes are more likely to lead to a weakened capacity compared to higher rated categories, and AAA bonds exhibit extremely strong capacity. Securities rated Baa are regarded by Moody's as having some speculative characteristics. Securities rated BBB by Fitch are considered to have adequate capacity, although adverse changes in economic conditions and circumstances are more likely to have an adverse impact than for higher rated categories. Please see the Statement of Additional Information for detailed descriptions of these ratings.

Investments in Municipal Obligations may also include (i) variable rate demand instruments that are rated within the two highest grades of a rating agency or, if unrated, are deemed by TMC to be of high quality and minimal credit risk, (ii) tax-exempt commercial paper that is rated within the two highest grades of a rating agency, and (iii) municipal notes that are rated within the two highest grades of a rating agency or, if unrated, are deemed by TMC to be of comparable quality to such rated municipal notes. To the extent that unrated Municipal Obligations may be less liquid, there may be somewhat greater risk in purchasing unrated Municipal Obligations than in purchasing comparable, rated Municipal Obligations. If the Fund experienced unexpected net redemptions, it could be forced to sell such unrated Municipal Obligations at disadvantageous prices without regard to the Obligations' investment merits, depressing the Fund's net asset value and possibly reducing the Fund's overall investment performance.

Credit ratings do not reflect the risk that market values of Municipal Obligations will fluctuate with changes in interest rates, and credit rating firms may fail to change credit ratings in a timely fashion to reflect events subsequent to initial ratings. Accordingly, in addition to using credit rating information, TMC subjects each issue under consideration for investment to its own credit analysis in an effort to assess the issuer's financial soundness. This analysis is performed on a continuing basis for all issues held by the Fund, and TMC may determine to dispose of portfolio securities upon a change in ratings or adverse events or market conditions not reflected in ratings. TMC evaluates the credit quality of unrated Municipal Obligations purchased by the Fund under the general supervision of its Trustees, and determines the equivalency of unrated obligations to rated obligations.


WHEN-ISSUED TRANSACTIONS

The Fund may purchase Municipal Obligations on a "when-issued" or delayed delivery basis, which means that the securities are not delivered until a future date that may be as many as 45 days after the Fund has agreed to the purchase. These transactions may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser before delivery of the securities, and at the time of delivery the market value may be less than cost. When the Fund agrees to purchase Municipal Obligations on a "when-issued" basis, it will maintain high grade liquid debt assets equal in value to the purchase price of the "when-issued" securities in a segregated account with its custodian bank.

INVESTMENT RESTRICTIONS

The Fund is subject to the restriction that it will not purchase any investment or enter into any transactions if, as a result, more than 10% of the Fund's net assets will be illiquid investments. The Fund is subject to other investment restrictions, which are described in the Fund's Statement of Additional Information.

SPECIAL CONSIDERATIONS AFFECTING THE FUND

The Fund is a non-diversified series of Thornburg Investment Trust, and therefore may invest more than five percent of its portfolio assets in the securities of a single issuer, provided that it may not purchase any security (other than securities issued or guaranteed as to principal or interest by the United States or its instrumentalities) if, as a result, more than five percent of the Trust's total assets would be invested in securities of a single issuer. Because the Fund will purchase Municipal Obligations originating primarily from within New York, an investment in the Fund may be riskier than an investment in a portfolio of Municipal Obligations from throughout the United States.

New York State has a diverse economy, growing personal income, and strength in consumer spending and tourism, but has not participated uniformly with other regions in the national economic recovery of 1991 through 1997. Although employment growth is weak, growth in personal income has resulted in some increase in government revenues. The state, however, has not taken advantage of revenue increases to reduce the state's substantial accumulated deficits and establish reserves. Consequently the financial stability and credit of the state and many of its agencies and political subdivisions could be vulnerable to consumer spending reductions, national economic weakness or changes in federally mandated programs. The state's chronic budget difficulties, while helped recently by some spending reductions, also may be aggravated by tax cuts unless further spending reductions are implemented or the state's economy improves.

YOUR ACCOUNT -
BUYING FUND SHARES IN GENERAL

The Fund currently offers only one class of shares, but may offer other classes of shares in the future. Each of the Fund's shares represents an equal undivided interest in the Fund's assets.

Shares are sold subject to a sales charge which is deducted at the time you purchase your shares. TSC deducts the sales charge shown in the table on page 6 and invests the balance of your investment at net asset value.

Shares of the Fund may be purchased through investment dealers, brokers or agents ("financial advisors") who have agreements with the Fund's distributor, Thornburg Securities Corporation (TSC), or through TSC in those states where TSC is registered. Shares of the Fund are or will be available only in New York State and may be made available in certain other states where the Fund is qualified for sale. All orders are subject to acceptance by the Fund, and the Fund and TSC reserve the right to refuse any order in whole or in part.

NET ASSET VALUE

When you purchase shares, the price is based on the net asset value (NAV) next determined after receipt of your order. The net asset value is the value of a share, and is computed by adding the value of investments, cash and other assets, subtracting liabilities, and then dividing by the number of shares outstanding. The value of investments is determined by an independent pricing service. Share price is normally calculated at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for business.

BUYING SHARES

When you buy shares the sales charge applicable to your investment is deducted from the price you pay and the balance is invested at NAV. The sales charge is shown in the table below.

<
                                                                                     Dealer  Concession
                                               Total Sales Charge                   or Agency Commission
                                    As Percentage            As Percentage              As Percentage
                                  of Offering Price       of Net Asset Value          of Offering Price
Thornburg New York
Intermediate Municipal Fund
----------------------------
Less than $50,000.00               3.50%                           3.63%                    3.00%
$50,000 to 99,999.99               3.00%                           3.09%                    2.75%
$100,000 to 249,999.99             2.50%                           2.56%                    2.25%
$250,000 to 499,999.99             2.00%                           2.04%                    1.75%
$500,000 to 999,999.99             1.50%                           1.52%                    1.25%
$1,000,000 and up                  0.00%                           0.00%                     <F*>

<F*> No sales charge will be payable at the time of purchase on investments of $1 million of more made by a purchaser. A contingent deferred sales charge will be imposed on these investments in the event of a share redemption within one year following the share purchase at the rate of 1/2 of 1%. In determining whether such a sales charge is payable and the amount of any charge, it is assumed that shares not subject to the charge are the first redeemed followed by other shares held for the longest period of time. The applicability of these charges will be unaffected by transfers of registration. TSC or TMC intend to pay a commission of up to 1/2 of 1% to dealers who place orders of $1 million or more for a single purchaser.

     At certain times, for specific periods, TSC may reallow up to the full sales charge to all dealers who sell Fund shares. These "full reallowances" may be based upon the dealer reaching specified minimum sales goals. TSC will reallow the full sales charge only after notifying all dealers who sell Fund shares. During such periods, dealers may be considered underwriters under securities laws. TMC or TSC also may pay additional cash or non-cash compensation to dealer firms which have selling agreements with TSC. Those firms may pay additional compensation to financial advisors who sell Fund shares. Non-cash compensation may include travel and lodging in connection with seminars or other educational programs.

LETTERS OF INTENT. If you intend to invest, over the course of 13 or fewer months, an amount of money that would qualify for a reduced sales charge if it were made in one investment, you can qualify for the reduced sales charge on the entire amount of your investment by signing a "Letter of Intent"
(LOI). Each investment you make during the 13 months will be charged the reduced sales commission applicable to the amount stated in your LOI. You do not have to reach the goal you set. If you don't, you will have to pay the difference between the sales charge you would have paid and the sales charge you did pay. You may pay this amount directly to TSC, or TSC will redeem a sufficient number of your shares in the Fund to obtain the difference.

RIGHTS OF ACCUMULATION. Each time the value of your account plus the amount of any new investment passes one of the breakpoints illustrated in the table on page 6, the amount of your new investment in excess of the breakpoint will be charged the reduced sales charge applicable to that range.

WAIVERS. You may purchase shares of the Fund with no sales charge if you notify TSC or the Fund's transfer agent, NFDS, at the time you purchase shares that you belong to one of the categories below. If you do not provide such notification at the time of purchase, your purchase will not qualify for the waiver of sales charge.

     A SHAREHOLDER WHO REDEEMED CLASS A SHARES OF A THORNBURG FUND. For two years after such a redemption you will pay no sales charge on amounts that you reinvest in shares of the Fund covered by this prospectus, up to the amount you previously redeemed.

     AN OFFICER, TRUSTEE, DIRECTOR, OR EMPLOYEE OF TMC (or any investment company managed by TMC), TSC, any affiliated Thornburg Company, the Fund's custodian bank or Transfer Agent and members of their families including trusts established for the benefit of the foregoing.

     EMPLOYEES OF BROKERAGE FIRMS who are members in good standing with the National Association of Securities Dealers, Inc. (NASD); employees of financial planning firms who p lace orders for the Fund through a member in good standing with NASD; the families of both types of employees. Orders must be placed through an NASD member firm who has signed an agreement with TSC to sell Fund shares.

     CUSTOMERS of bank trust departments, companies with trust powers, investment dealers and investment advisors who charge fees for service, including investment dealers who utilize wrap fee or similar arrangements. Accounts established through these persons are subject to conditions, fees and restrictions imposed by these persons.

     INVESTORS PURCHASING $1 MILLION OR MORE. However, a contingent deferred sales charge of 1/2 of 1% applies to shares redeemed within one year of purchase.

     THOSE PERSONS WHO ARE DETERMINED BY THE TRUSTEES OF THE FUND to have acquired their shares under special circumstances not involving any sales expenses to the Fund or Distributor.

     PURCHASES PLACED THROUGH A BROKER THAT MAINTAINS ONE OR MORE OMNIBUS ACCOUNTS WITH THE FUND provided that such purchases are made by:
     (i) investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; (ii) clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent; and (iii) retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts." Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

OPENING AN ACCOUNT
___________________________________________________________________________
Buying Shares             To Open an Account       To Add to an Account
---------------------------------------------------------------------------
In                        Minimum                  Minimum
--                        -------                  -------
Regular Accounts          $5,000                   $  100
Automatic Investment
 Plans                    $  100                   $  100

Through Your Financial    Consult with your        Consult with your
 Advisor                  financial advisor.       financial advisor

By Telephone              Exchange from another    Exchange from another
1-800-847-0200            Thornburg Fund account   Thornburg Fund account
                          with the same registra-  with the same registra-
                          tion, including name,    tion, including name,
                          address, and taxpayer    address, and taxpayer
                          ID number.               ID number.

By Mail                   Complete and sign the    Make your check payable
                          application. Make your   to the Fund.  Indicate
                          check payable to the     your Fund account number
                          Fund. Mail to the        on your check and mail to
                          address indicated on the the address printed on
                          application.             your account statement.

Automatic Investment      Use one of the above     Use Automated Clearing
Plan                      procedures to open your  House funds. Sign up for
                          account. Obtain an       this service when opening
                          Automatic Investment     your account, or call
                          Plan form to sign up     1-800-847-0200 to add
                          for this service.        to it.

Complete and sign an account application and give it, along with your check, to your financial advisor. You may also open your account by wire or mail as described above. If there is no application accompanying this prospectus, call 1-800-847-0200.

If you buy shares by check and then redeem those shares, the payment may be delayed for up to 15 business days to ensure that your previous investment has cleared.

STREET NAME OWNERSHIP OF SHARES

Some securities dealers offer to act as owner of record of Fund shares as a convenience to investors who are clients of those firms and shareholders of the Fund. Neither the Fund nor the Transfer Agent can be responsible for failures or delays in crediting shareholders for dividends or redemption proceeds, or for delays in reports to shareholders if a shareholder elect s to hold Fund shares in street-name through a brokerage firm account rather than directly in the shareholder's own name. Further, neither the Fund nor the Transfer Agent will be responsible to the investor for any loss to the investor due to the brokerage firm's failure, its loss of property or funds, or its acts or omissions. Prospective investors are urged to confer with their financial advisor to learn about the different options available for owning mutual fund shares. You may receive share certificates or hold shares in your name with the Transfer Agent upon request.

SELLING FUND SHARES

You can withdraw money from your Fund account at any time by redeeming some or all of your shares (by selling them back to the Fund or by selling the shares through you r financial advisor). Your shares will be purchased by the Fund at the next share price (NAV) calculated after your order is received in proper form. The amount of the CDSC, if any, will be deducted and the remaining proceeds sent to you. No CDSC is imposed on the amount by which the value of a share may have appreciated. Similarly, no CDSC is imposed on shares obtained through reinvestment of dividends or capital gains. Shares not subject to a CDSC will be redeemed first. Share price is normally calculated at 4 p.m. Eastern time.

To sell shares in an account, you may use any of the methods described on the following page.

If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open.

CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and your Fund from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

 * You wish to redeem more than $10,000 worth of shares,
 * Your account registration has changed within the last 30 days,
 * The check is being mailed to a different address than the one on your account (record address),
 * The check is being made payable to someone other than the account owner, or
 * The redemption proceeds are being transferred to a Thornburg account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, savings association or participant in the Securities Transfer Agent Medallion Program (STAMP). A notary public cannot provide a signature guarantee.

TELEPHONE REDEMPTION. If you completed the telephone redemption section of your application when you first purchased your shares, you may easily redeem shares of the Fund by telephone simply by calling a Fund Customer Service Representative. Money can be wired directly to the bank account designated by you on the application or sent to you in a check. The Fund's Transfer Agent may charge a fee for a bank wire. This fee will be deducted from the amount wired.

If you did not complete the telephone redemption section of your application, you may add this feature to your account by calling the Fund for a telephone redemption application. Once you receive it, please fill it out, have it signature guaranteed and send it to:

 NFDS
 c/o Thornburg Funds
 P.O. Box 419017
 Kansas City, MO 64141-6017

The Fund, TSC, TMC and the Fund's Transfer Agent are not responsible for, and will not be liable for, the authenticity of withdrawal instructions received by telephone or the delivery or transmittal of the redemption proceeds if they follow instructions communicated by telephone that they reasonably believe to be genuine. By electing telephone redemption you are giving up a measure of security you otherwise may have by redeeming shares only with written instructions, and you may bear the risk of any losses resulting from telephone redemption. The Fund's Transfer Agent will attempt to implement reasonable procedures to prevent unauthorized transactions and the Fund or its Transfer Agent could be liable if these procedures are not employed. These procedures will include recording of telephone transactions, providing written confirmation of such transactions within 5 days, and requesting certain information to better confirm the identity of the caller at the time of the transaction.

____________________________________________________________________________
Redeeming Shares          Account Type           Special Requirements
----------------------------------------------------------------------------
Through Your Financial    All account types      Consult with your financial
Advisor                                          advisor.  Your financial
                                                 advisor may charge a fee.

By Mail                   Individual, Joint      The letter of instruction
                          Tenant, Sole Pro-      must be signed by all
                          prietorship, UGMA,     persons required to sign
                          UTMA                   for transactions, exactly
 Send to: NFDS                                   as their names appear on
 c/o Thornburg Funds                             the account, and must
                                                 include:
 P.O. Box 419017                                  * Your name,
 Kansas City, MO                                  * The Fund's name,
 64141-6017                                       * Your Fund account no.,
                                                  * The dollar amount or
                                                    number of shares to be
                                                    redeemed,
                                                  * Any other applicable
                                                    requirements listed
                                                    above,
                                                  * Signature guarantee, if
                                                    required.

                          Trust In addition to the above requirements, the trustee must sign the letter indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

                          Business or            In addition to the above
                          Organization           requirements, at least one
                                                 person authorized by
                                                 corporate resolution to act
                                                 on the account must sign the
                                                 letter which must be
                                                 signature guaranteed.
                                                 Include a corporate
                                                 resolution with corporate
                                                 seal.

                          Executor,              Call 1-800-847-0200 for
                          Administrator,         instructions.
                          Conservator, Guardian

By Telephone              All account types      You must sign up for the
1-800-847-0200            except Street-Name     telephone redemption feature
                                                 before using it.
                                                  * Minimum Wire $1,000
                                                  * Minimum Check $50.00

By Systematic Withdrawal  All account types      You must sign up for this
 Plan                                            feature to use it.
                                                  * Minimum Account Balance
                                                    $10,000
                                                  * Minimum Check $50.00

INVESTOR SERVICES

Thornburg Funds provide a variety of services to help you manage your account.

Information Services

Thornburg Funds' telephone representatives are available Monday through Friday from 9:30 am to 6:30 pm Eastern time. Whenever you call, you can speak with someone equipped to provide the information or service you need.

Thornburg Funds' Audio Response system is available 24 hours a day, 365 days a year. This computerized system gives you instant access to your account information and up-to-date figures on all of the Thornburg Funds.

Statements and reports that Thornburg Funds send to you include the following:
 * Account statements after every transaction affecting your account
 * Monthly account statements
 * Financial reports (every six months)
 * Cost basis statement (at the end of any year in which you redeem shares)

TRANSACTION SERVICES

Automatic Investment Plan. One easy way to pursue your financial goals is to invest money regularly. Thornburg Funds let you transfer as little as $100 from your bank account into your Fund account on a weekly, monthly or quarterly basis, automatically. Because the Fund's Automatic Investment Plan has a lower minimum than a regular purchase, it is an ideal way for beginning investors to invest in the Fund.

While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Call 1-800-847-0200 and speak to a Fund Customer Service Representative for more information.

Exchange Privilege. You may exchange Class A shares of any other Thornburg Fund for shares of the Fund.

If you are exchanging from the Fund covered by this prospectus into another Thornburg Fund, you may (i) have to pay the difference between the front end sales charge you paid on the Fund out of which you are exchanging and the front end sales charge applicable to the Fund into which you are exchanging; or (ii) you may qualify for a reduced sales charge or no sales charge on that Fund. Please consult the exchange an d reinvestment privilege information in the Prospectus of the other Thornburg Fund.

Note that exchanges out of the Fund may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page 16.

Systematic withdrawal plans let you set up periodic redemptions from your account. Because of the sales charge on shares of the Fund, you may not want to set up a systematic withdrawal plan during a period when you are buying shares on a regular basis.

SHAREHOLDER AND ACCOUNT POLICIES

Dividends, Capital Gains, and Taxes
The Fund distributes substantially all of its net income and realized capital gains, if any, to shareholders each year. The Fund declares its net investment income daily and distributes it monthly. The Fund will distribute net realized capital gains, if any, at least annually. Capital gain distributions normally will be declared and payable in December.

Distribution Options
The Fund earns interest from bonds and other investments.
These are passed along as dividend distributions. The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

When you open an account, specify on your application how you want to receive your distributions. The Fund offers four options, (which you can change at any time).

Dividends
1. Reinvestment Option. Your dividend distributions will be automatically invested in additional shares of your Fund. If you do not indicate a choice on your application, you will be assigned this option. You may also instruct the Fund to invest your dividends in the shares of any other Thornburg Fund.

2. Cash Option. You will be sent a check for your dividend distributions. Cash distribution checks are normally mailed on the third business day after the month-end.

Capital Gains
1. Reinvestment Option. Your capital gain distributions, if any, will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option. You may also instruct the Fund to re invest your capital gain distributions in shares of any other Thornburg Fund.

2. Cash Option. You will be sent a check for any capital gain distributions.

Shares of any Thornburg Fund purchased through reinvestment of dividend and capital gain distributions are not subject to sales charges or contingent deferred sales charges.

Turnover and Capital Gains

The Fund does not intend to engage in short-term trading for profits. Nevertheless, when the Fund believes that a security will no longer contribute towards reaching its goal, it will normally sell that security.

When the Fund sells a security at a profit it realizes a capital gain. When it sells a security at a loss it realizes a capital loss. The Fund must, by law, distribute capital gains, net of any losses, to its shareholders. Whether you reinvest your capital gain distributions or take them in cash, the distribution is taxable.

To minimize taxable capital gain distributions, the Fund will realize capital losses, if available, when, in the judgment of the portfolio manager, the integrity and income generating aspects of the portfolio would be unaffected by doing so.

TAXES

Federal Taxes

The Fund intends to qualify under Subchapter M of the Internal Revenue Code (the "Code ") for tax treatment as a regulated investment company, and the Fund intends to continue its qualification so long as qualification is in the best interests of the shareholders. This tax treatment relieves the Fund from paying federal income tax on income which is currently distributed to its shareholders. The Fund also intends to satisfy conditions that will enable it to designate distributions from the interest income generated by its investments in Municipal Obligations, which are exempt from federal income tax when received by the Fund, as Exempt Interest Dividends.

Individual shareholders receiving Exempt Interest Dividends will not be subject to federal income tax on the amount of such dividends, except to the extent the alternative minimum tax may be imposed.

The Fund's counsel, White, Koch, Kelly & McCarthy, Professional Association, has not made and normally will not make any review of the proceedings relating to the issuance of the Municipal Obligations or the basis for any opinions issued in connection therewith. In the case of certain Municipal Obligations, federal tax exemption is dependent upon the issuer (and other users) complying with certain ongoing requirements. There can be no assurance that the issuer (and other users) will comply with these requirements, in which event the interest on such Municipal Obligations could be determined to be taxable, in most cases retroactively from the date of issuance. Certain matters under the Code, including certain exceptions to the foregoing, are discussed more specifically below.

Distributions by the Fund of net interest income received from certain temporary investments (such as certificates of deposit, corporate commercial paper and obligations of the United States government, its agencies and instrumentalities) and net short-term capital gains realized by the Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. Distributions to shareholders will not qualify for the dividends received deduction for corporations. Any net long-term capital gains realized by the Fund, whether or not distributed, will be taxable to shareholders as long-term capital gains regardless of the length of time investors have held their shares, although gains attributable to market discount on portfolio securities will be characterized as ordinary income. Each year the Fund will, where applicable, mail to shareholders information on the tax status of dividends and distributions, including the respective percentages of tax-exempt and taxable income. The exemption of interest income for federal income tax purposes does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authorities. (See "State Taxes," below). Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal, state and local taxation of the Fund and the income tax consequences to its shareholders.

The Code treats interest on certain Municipal Obligations which are private activity bonds under the Code as a preference item for purposes of the alternative minimum tax on individuals and corporations. The Fund may purchase without limitation private activity bonds the interest on which is subject to treatment under the Code as a preference item for purposes of the alternative minimum tax on individuals and corporations, although the frequency and amounts of these purchases are presently uncertain. Some portion of Exempt Interest Dividends may, as a result of these purchases, be treated as a preference item for purposes of the alternative minimum tax on individuals and corporations. Shareholders are advised to consult their own tax advisers as to the extent and effect of this treatment.

New York State and New York City Personal Income Taxes

Exempt interest dividends paid by the Fund in cash or additional shares, and attributable to interest received by the Fund on Municipal Obligations originating in New York, will be exempt from New York State and New York City personal income taxes. Capital gains distributions and dividends attributable to market discount and interest not received on New York Municipal Obligations will be subject to New York State and New York City personal income taxes. Any gain realized on redemption of Fund shares also will be subject to these taxes.

SERVICE PLAN

The Fund has adopted a Service Plan under which TMC makes payments to securities dealers and other financial institutions and organizations to obtain various shareholder related services. The Service Plan permits the Fund to reimburse TMC for these payments at annual rates up to .25% of its net assets. No assets of any class of the Fund will be used to reimburse expenses attributable to any other class of the same, or any other Fund.

The Glass-Steagall Act prohibits certain banks from underwriting mutual fund shares. The Fund does not believe that this prohibition will apply to the commissions described beginning on page 7 or to the plan described above. However, no assurance can be given that the Glass-Steagall Act will not be interpreted so as to prohibit these arrangements. In that event, the ability of the Fund to market its shares could be impaired to a small extent. In addition, state securities laws on this issue may differ from interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law.

TRANSACTION DETAILS

The Fund is open for business each day the New York Stock Exchange (NYSE) is open. The Fund normally calculates its NAV (and offering price for shares) as of the close of business of the NYSE, normally 4 p.m. Eastern time. The Fund's assets are valued on the basis of valuations obtained from independent pricing services.

When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions.

You may initiate many transactions by telephone. Note that he Fund will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable procedures designed to verify the identity of the caller. The Fund will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you want the ability to redeem and exchange by telephone, fill in the appropriate section of the application. If you have an existing account to which you wish to add this feature, call the Fund for a telephone redemption application. If you are unable to reach the Fund by phone (for example, during periods of unusual market activity), consider placing your order by mail or by using your financial advisor.

The Fund reserves the right to suspend the offering of shares for a period of time. The Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page 16. Purchase orders may be refused if, in TMC's opinion, they would disrupt management of the Fund.

When you place an order to buy shares, your order will be processed at the next share price calculated after your order is received. If you open or add to your account yourself rather than through your financial advisor please note the following:

 * All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
 * The Fund does not accept cash.
 * If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees the Fund or its Transfer Agent has incurred.

When you buy shares of the Fund or sell them through your financial advisor, you may be charged a fee for this service. Please read your financial advisor's program materials for any additional procedures, service features or fees that may apply.

Certain financial institutions that have entered sales agreements with TSC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the Fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

When you place an order to sell shares, your shares will be sold at the next NAV calculated after your request is received and accepted. (Except that a CDSC of 1/2 of 1% will be deducted from redemptions of shares within one year of purchase where no sales charge was imposed on the purchase because it exceeded $1,000,000). Note the following:

 * Consult your financial advisor for procedures governing redemption through his or her firm.
 * If you redeem by mail the proceeds will normally be mailed to you on the next business day, but if making immediate payment could adversely affect your Fund, it may take up to 7 days to pay you.
 * Telephone redemptions over the wire generally will be credited to your bank account on the business day after your phone call.
 * The Fund may hold payment on redemptions until it is reasonably satisfied that investments previously made by check have been collected, which can take up to 15 business days.
 * Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
 * To the extent consistent with state and federal law, the Fund may make payments of the redemption price either in cash or in kind. The Fund has elected to pay in cash all requests for redemption by any shareholder.
   It may, however, limit such cash in respect to each shareholder during any 90 day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits its withdrawal. In the case of a redemption in kind, securities delivered in payment for shares would be valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.

EXCHANGE RESTRICTIONS

As a shareholder you have the privilege of exchanging shares of the Fund for Class A shares of other Thornburg Funds. However, you should note the following:

 * The Fund you are exchanging into must be registered for sale in your state.
 * You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
 * Before exchanging into a Fund, read its prospectus.
 * If you exchange shares into a Fund with a higher sales charge, you may have to pay the percentage-point difference between that Fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 3.5% on your shares and you exchange them into a Fund with a 4.5% sales charge, you would pay an additional 1% sales charge.
 * Exchanges may have tax consequences for you.
 * Because excessive trading can hurt performance and shareholders, each Thornburg Fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a Fund in any calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
 * The Fund reserves the right to refuse exchange purchases by any person or group if, in TMC's judgement, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
 * Your exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund.

Although the Fund will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Each of the Thornburg Funds reserves the right to terminate or modify any exchange privilege in the future.

PERFORMANCE

YIELD COMPUTATION AND TOTAL RETURN

The Fund may quote its yields and returns in reports, sales literature and advertisements. Any return quoted should not be considered a representation of the return in the future since return figures are based upon historical earnings. Actual performance will vary.

Current yield quotations will include a standardized calculation which computes yield for a 30-day or one-month period by dividing the Fund's net investment income per share during the period by the maximum offering price on the last day of the period and annualizing the result. Provided that any such quotation is also accompanied by the standardized calculation referred to above, the Fund also may quote non-standardized yields for a specified period by dividing the net investment income per share of the Fund for that period by either the Fund's average public offering price per share for that same period or the offering price per share on the first or last day of the period and annualizing the result. The primary differences between the yield calculations obtain ed using the standardized performance measure and any non-standardized performance measure will be caused by the following factors:
(1) The non-standardized calculation may cover periods other than the 30-day or one month period required by the standardize d calculation; (2) The non-standardized calculation may reflect amortization of premium based upon historical cost rather than market value; (3) The non-standardized calculation may reflect the average offering price per share for the period or the beginning offering price per share for the period, whereas the standardized calculation will always reflect the maximum offering price per share on the last day of the period;
(4) The non-standardized calculation may reflect an offering price per share other than the maximum offering price, provided that any time the Fund's return is quoted in reports, sales literature or advertisements using a public offering price which is less than the Fund's maximum public offering price, the return computed by using the Fund's maximum public offering price also will be quoted in the same piece; (5) The non-standard return quotation may include the effective return obtained by compounding the monthly dividends.

Average annual total return quotations show the average annual percentage change in value of $1,000 for one, five and ten-year periods unless the Fund has been in existence for a shorter period. Average annual total return includes the effect of paying the maximum sales charge and assumes the reinvestment of all dividends. The Fund also may furnish average annual total return quotations for other periods, or based upon investments at various sales charge levels or at net asset value. Total return quotations show the total of all income and capital gain paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.

Yields and returns described in this section may also be quoted on a "taxable equivalent yield" basis by computing the taxable yield or return which a hypothetical investor subject to a specified income tax rate must realize to receive the same yield or return after taxes. When a taxable equivalent yield is quoted, the following additional information will be furnished: (1) a standardized current yield; (2) the length of and the last day of the base period used in computing the quotation; and (3) a description of the method by which the quotation is computed. Yield and return information may be useful in reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. Comparative information about the yield or distribution rate of the shares of the Fund and a bout average rates of return on certificates of deposit, bank money market deposit accounts, money market mutual funds and other short-term investments may also be included in advertisements and communications of the Fund. Any such comparison will contain information about the differences between the Fund and those investments.

From time to time, in advertisements and other types of literature, the performance of the Fund may be compared to other groups of mutual funds.
This comparative performance ma y be expressed as a ranking or a rating prepared by Lipper Analytical Services, Inc., Donoghue Organization, Inc., Morningstar, Inc., Value Line or other widely recognized independent services which monitor the performance of mutual funds. Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BARRON's, VALUE LINE, THE WALL STREET JOURNAL and MORNINGSTAR, and other such publications may also be used. The Fund may illustrate performance or the characteristics of its investment portfolio through graphs, tabular data, or other displays which describe (i) the average portfolio maturity of the Fund's portfolio securities relative to the maturities of other investments, (ii) the relationship of yield and maturity of the Fund to the yield and maturity of other investments (either as a comparison or through use of standard benchmarks or indices such as the Treasury yield curve), (iii) changes in the Fund's share price or net asset value relative to changes in the value of other investments, and (iv) the relationship over time of changes in the Fund's (or other investments) net asset values or prices and the Fund's (or other investments') investment returns. The Fund also may illustrate or refer to its respective investment portfolios, investment techniques and strategies, and general market or economic trends in advertising or communications to shareholders or prospective shareholders, including reprints of interviews or articles written by or about, and including comments by, Fund managers. These illustrations, references and comments ordinarily will relate to topics addressed in the Fund's Prospectus and Statement of Additional Information.

ORGANIZATION OF THE FUND

The Fund is a nondiversified series of Thornburg Investment Trust, a Massachusetts business trust (the "Trust") organized as a diversified, open-end management investment company under a Declaration of Trust (the "Declaration" ). The Fund is managed by the investment adviser, Thornburg Management Company, Inc. under the supervision of the Trust's Trustees. The Trust currently has 13 authorized Funds, one of which is described in this Prospectus. The Trustees are authorized to divide the Trust's shares into additional series and classes.

The Fund may hold special shareholder meetings and mail proxy materials. These meetings may be called to elect or remove Trustees, change fundamental investment policies, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The Trust will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the number of shares you own. Shares do not have cumulative voting rights or preemptive rights.

THORNBURG MANAGEMENT COMPANY, INC. & THORNBURG SECURITIES CORP.

The Fund is managed by Thornburg Management Company, Inc. (TMC). TMC performs investment management services for the Fund under the terms of an Investment Advisory Agreement which specifies that TMC will select investments for the Fund, monitor those investments and the markets generally, and perform related services. TMC also performs administrative services specific to each class of shares of the Fund under an Administrative Services Agreement which requires that TMC will supervise, administer and perform certain administrative services necessary for the maintenance of shareholders. TMC's services to the Fund are supervised by the Trustees of Thornburg Investment Trust.

For the Fund, TMC receives a management fee and an administrative services fee, computed according to the following scales and paid monthly as a percentage of the Fund's average daily net assets:

                                                       Annual
Net Assets                    Annual Investment        Administrative
                              Management Fee           Fee
----------                    -----------------        --------------
0 to $500 million              .50%                  .125%
$500 million to $1 billion     .45%                  .125%
$1 billion to $1.5 billion     .40%                  .125%
$1.5 billion to $2 billion     .35%                  .125%
Over $2 billion                .275%                 .125%

TMC was established in 1982. Today, the Thornburg Funds include Thornburg Value Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Limited Term Municipal Fund National Portfolio, Thornburg Limited Term Municipal Fund California Portfolio, Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund and Thornburg Florida Intermediate Municipal Fund, in addition to the Fund covered by this Prospectus. The Thornburg Funds total over $1.6 billion in assets. Thornburg Management Company, Inc. is known as a provider of conservative investment products. For more than a decade the Thornburg Funds have been committed to preserving and increasing the real wealth of their shareholders. The key to growing real wealth is increasing buying power after taxes, inflation, and investment related expenses.

Brian J. McMahon and George Strickland, both of whom are Managing Directors of TMC, have primary responsibility for the day-to-day management of the Fund portfolio. They have held this responsibility since its commencement of investment operations in 1997. Mr. McMahon has managed municipal bond portfolios for TMC since 1984 and Mr. Strickland has performed municipal bond credit analysis and management since joining TMC in 1991. Mr. McMahon and Mr. Strickland are assisted by other employees of TMC in managing the Fund.

TMC may, from time to time, agree to waive its fees or to reimburse the Fund for expenses above a specified percentage of average daily net assets. TMC retains the ability to be repaid by the Fund if expenses fall below the limit prior to the end of the fiscal year. Fee waivers and expense reimbursements will increase the Fund's yield, and repayment of waivers or reimbursements will lower the Fund's yield.

In addition to TMC's fees, the Fund will pay all other costs and expenses of its operations. The Fund will not bear any costs of sales or promotion incurred in connection with the distribution of its shares, except as provided for under the service plan applicable to the Fund, as described above under "Service Plan."

Thornburg Securities Corporation (TSC) distributes and markets the Thornburg Funds.

H. Garrett Thornburg, Jr. a Trustee and President of the Trust and a Director and Chairman of the Company, is the controlling stockholder of both TMC and TSC.


                          ADDITIONAL INFORMATION

                         Reports to Shareholders
Shareholders will receive annual reports of their Fund containing financial statements audited by the Fund's independent auditors, and also will receive unaudited semi-annual reports. In addition, each shareholder will receive an account statement no less often than quarterly.

                       Custodian and Transfer Agent
The custodian of the Fund's assets is State Street Bank & Trust Co. National Financial Data Services is the transfer agent for the Fund and performs bookkeeping, data processing and administrative services incident to the maintenance of shareholder accounts.

                              General Counsel
Legal matters in connection with the issuance of shares of the Fund are passed upon by White, Koch, Kelly & McCarthy, Professional Association, Post Office Box 787, Santa Fe, New Mexico 87504-0787.

           <back cover>

                            Investment Adviser
                    Thornburg Management Company, Inc.
                     119 East Marcy Street, Suite 202
                        Santa Fe, New Mexico 87501

                               Distributor
                     Thornburg Securities Corporation
                     119 East Marcy Street, Suite 202
                        Santa Fe, New Mexico 87501

                                 Auditor
                         McGladrey & Pullen, LLP
                             555 Fifth Avenue
                         New York, New York 10017

                                Custodian
                      State Street Bank & Trust Co.
                          Boston, Massachusetts

                              Transfer Agent
                      State Street Bank & Trust Co.
                         c/o NFDS Servicing Agent
                          Post Office Box 419017
                     Kansas City, Missouri 64141-6017

No dealer, sales representative or any other person has been authorized to give any information or to make any representation not contained in this Prospectus and, if given or made, the information or representation must not be relied upon as having been authorized by the Fund or Thornburg Securities Corporation. This Prospectus constitutes an offer to sell securities of the Fund only in those states where the Fund's shares have been registered or otherwise qualified for sale. The Fund will not accept applications from persons residing in states where the Fund's shares are not registered.

                                  <logo>
                              Thornburg Funds
                         Investing With Integrity
               Thornburg Securities Corporation, Distributor
            119 East Marcy Street, Santa Fe, New Mexico  87501
                              (800) 847-0200


                        THORNBURG INVESTMENT TRUST
                    STATEMENT OF ADDITIONAL INFORMATION
                                    for
              THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND
                     119 East Marcy Street, Suite 202
                        Santa Fe, New Mexico  87501

     Thornburg New York Intermediate Municipal Fund (the "Fund") is a series of Thornburg Investment Trust (the "Trust").

     The Fund's investment adviser is Thornburg Management Company, Inc.
(TMC).

     This Statement of Additional Information relates to the investments proposed to be made by the Fund, investment policies governing the Fund, the Fund's management, and other issues of interest to a prospective purchaser of shares in the Fund.

     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Fund's Prospectus dated June 1, 1997. A copy of the Prospectus may be obtained at no charge by writing to the distributor of the Fund's shares, Thornburg Securities Corporation (TSC), at 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501.

     The Trust's name was "Thornburg Income Trust" until October 1, 1995.

     The date of this Statement of Additional Information is June 1, 1997.

                             TABLE OF CONTENTS


                                                                       Page
                                                                       ----
          INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . 1
               Municipal Obligations . . . . . . . . . . . . . . . . . . 2
               Ratings . . . . . . . . . . . . . . . . . . . . . . . . . 6
               Temporary Investments . . . . . . . . . . . . . . . . . . 8
               Repurchase Agreements . . . . . . . . . . . . . . . . . . 8
               U.S. Government Obligations . . . . . . . . . . . . . . . 9

          NEW YORK ECONOMY AND PUBLIC FINANCE  . . . . . . . . . . . . . 9

          INVESTMENT LIMITATIONS . . . . . . . . . . . . . . . . . . . .10

          YIELD AND RETURN COMPUTATION:
          Performance and Portfolio Information . . . . . . . . . . . . 13
               Computation of Yield and Return - In General . . . . . . 13
               Additional Portfolio and Performance Information . . . . 14

          DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . . . 14
               Distributions . . . . . . . . . . . . . . . . . . . . . .14
               Federal Income Tax Matters . . . . . . . . . . . . . . . 15
               State and Local Tax Aspects . . . . . . . . . . . . . . .18
               Accounts of Shareholders . . . . . . . . . . . . . . . . 18

          INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENTS . .19
               Investment Advisory Agreement . . . . . . . . . . . . . .19
               Administrative Services Agreement . . . . . . . . . . . .20

          SERVICE PLAN . . . . . . . . . . . . . . . . . . . . . . . . .20

          PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . .21

          MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . .22

          HOW TO PURCHASE FUND SHARES . . . . . . . . . . . . . . . . . 25

          NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . . . 27

          REDEMPTION OF SHARES . . . . . . . . . . . . . . . . . . . . .28

          DISTRIBUTOR . . . . . . . . . . . . . . . . . . . . . . . . . 28

          INDEPENDENT AUDITORS . . . . . . . . . . . . . . . . . . . . .28

                    INVESTMENT OBJECTIVES AND POLICIES

     The primary investment objective of the Fund is to provide for its shareholders as high a level of current income exempt from Federal, New York State and New York City personal income taxes as is consistent, in the view of the Fund's investment adviser, TMC, with the preservation of shareholders' capital. The secondary investment objective of the Fund is reducing fluctuations in net asset value per share relative to long-term municipal bond portfolios, by maintaining a portfolio with a dollar-weighted average maturity of normally three to ten years. There is a risk in all investments, however, and there can be no assurance that the Fund's objectives will be achieved. The objective of preservation of capital may preclude the Fund from obtaining the highest available yields. The Fund was organized on March 12, 1997.

     The dollar-weighted average effective maturity of the Fund's portfolio normally is three to ten years. Price changes in the Fund's shares therefore can be expected to be more moderate than the per share fluctuations of portfolios with longer-term bonds.

     The Fund will seek to achieve its objectives by investing in a portfolio of obligations issued by New York State and the political subdivisions and the agencies thereof. The Fund may invest in obligations of United States possessions and territories or their agencies and instrumentalities. The Fund may invest more than 5% of its portfolio assets in the securities of a single issuer, provided that it may not purchase any security (other than certain United States government securities) if, as a result, more than 5% of the Trust's total assets would be invested in securities of a single issuer.

     The Fund's assets will normally consist of (1) Municipal Obligations or participation interests therein that are rated at the time of purchase within the four highest grades Aaa, Aa, A, Baa by Moody's Investors Service ("Moody's"), or AAA, AA, A, BBB by Standard & Poor's Corporation ("S&P"), or Fitch Investors Service ("Fitch"), (2) Municipal Obligations or participation interests therein that are not rated by a rating agency, but are issued by obligors that either have other comparable debt obligations that are rated within the four highest grades by Moody's S&P or Fitch, or, in the case of obligors whose obligations are unrated, are deemed by TMC to be comparable with issuers having such debt ratings, and (3) a small amount of cash or equivalents. In normal conditions, the Fund will hold cash pending investment in portfolio securities or anticipated redemption requirements. For an explanation of these ratings, please see "Ratings," page 6. to the extent that unrated Municipal Obligations may be less liquid, there may be somewhat greater risk in purchasing unrated Municipal Obligations than in purchasing comparable, rated Municipal Obligations. If the Fund experienced unexpected net redemptions, it could be forced to sell such unrated Municipal Obligations at disadvantageous prices without regard to the Obligations' investment merits, depressing the Fund's net asset value and possibly reducing the Fund's overall investment performance.

     Except to the extent that the Fund is invested in temporary investments for defensive purposes, the Fund will, under normal conditions, invest 100% of its net assets in Municipal Obligations and normally will not invest less than 80% of its net assets in Municipal Obligations. This 80% policy is a fundamental investment policy of the Fund and may be changed only with the approval of a majority of the outstanding voting securities of the Fund. Under normal conditions, the Fund will attempt to invest 100%, and as a matter of fundamental policy, will invest at least 65% of its net assets in Municipal Obligations which originate in New York State.

     The ability of the Fund to achieve its investment objectives is dependent upon the continuing ability of issuers of Municipal Obligations in which the Fund invests to meet their obligations for the payment of interest and principal when due. In addition to using information provided by the rating agencies, TMC will subject each issue under consideration for investment to its own credit analysis in an effort to assess each issuer's financial soundness. This analysis is performed on a continuing basis for all issues held by the Fund. TMC subjects each issue under consideration for investment to the same or similar credit analysis that TMC applies to rated issues.

     Credit ratings are helpful in evaluating bonds, but are relevant primarily to the safety of principal and interest payments under the bonds. These ratings do not reflect the risk that market values of bonds will fluctuate with changes in interest rates. Additionally, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events subsequent to initial ratings. The Fund's investment adviser, TMC, reviews data respecting the issuers of the Fund's portfolio assets on an ongoing basis, and may dispose of portfolio securities upon a change in ratings or adverse events not reflected in ratings.

     The Fund has reserved the right to invest up to 20% of its net assets in "temporary investments" in taxable securities (of comparable quality to the above tax-exempt investments) that would produce interest not exempt from Federal income tax or income taxes imposed by New York State and New York City. Such temporary investments, which may include repurchase agreements with dealers, banks or recognized financial institutions that in the opinion of TMC represent minimal credit risk, may be made due to market conditions, pending investment of idle funds or to afford liquidity. See "Temporary Investments," at page 8. Such investments are, like any investment, subject to market risks and fluctuations in value. In addition, the Fund's temporary taxable investments may exceed 20% of its net assets when made for defensive purposes during periods of abnormal market conditions. The Fund does not expect to find it necessary to make temporary investments in taxable investments.

     The Fund will not purchase securities if, as a result, more than 25% of the Fund's total assets would be invested in any one industry. However, this restriction will not apply to purchase of (i) securities of the United States Government and its agencies, instrumentalities and authorities, or (ii) tax exempt securities issued by other governments or political subdivisions, because these issuers are not considered to be members of any industry. This restriction may not be changed unless approved by a majority of the outstanding shares of the Fund.

     The Fund's investment objectives and policies, unless otherwise specified, are not fundamental policies and may be changed by the Trustees without shareholder approval.

Municipal Obligations

     Municipal Obligations include debt and lease obligations issued by states, cities and local authorities to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include the refunding of outstanding obligations, the procurement of funds for general operating expenses and the procurement of funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Municipal Obligations have also been issued to finance single-family mortgage loans and to finance student loans. Such obligations are included within the term "Municipal Obligations" if the interest paid thereon is exempt from federal income tax.

     The two principal classifications of Municipal Obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source. Industrial development bonds are in most cases revenue bonds and are generally not secured by the pledge of the credit or taxing power of the issuer of such bonds. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending on numerous factors.

     The Fund may invest in a variety of types of Municipal Obligations, including but not limited to bonds, notes (such as tax anticipation and revenue anticipation notes), commercial paper and variable rate demand instruments. Variable rate demand instruments are Municipal Obligations or participations therein, either publicly underwritten and traded or privately purchased, that provide for a periodic adjustment of the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal amount and accrued interest upon not more than seven days' notice either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. Such Letters of Credit, guarantees or insurance will be considered in determining whether a Municipal Obligation meets the Fund's investment criteria. See the Prospectus under the caption "Investment Objectives and Policies - Municipal Obligations."
The issuer of a variable rate demand instrument may have the corresponding right to prepay the principal amount prior to maturity.

     The Fund also may purchase fixed rate municipal demand instruments either in the public market or privately. Such instruments may provide for periodic adjustment of the interest rate paid to the holder. The "demand" feature permits the holder to demand payment of principal and interest prior to their final stated maturity, either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the instrument. In some cases these demand instruments may be in the form of units, each of which consists of (i) a Municipal Obligation and (ii) a separate put option entitling the holder to sell to the issuer of such option the Municipal Obligation in such unit, or an equal aggregate principal amount of another Municipal Obligation of the same issuer, issue and maturity as such Municipal Obligation, at a fixed price on specified dates during the term of the put option. In those cases, each unit taken as a whole will be considered a Municipal Obligation, based upon an accompanying opinion of counsel. The Fund will invest in a fixed rate municipal demand instrument only if the instrument or the associated letter of credit, guarantee or insurance is rated within the three highest grades of a nationally recognized rating agency, or, if unrated, is deemed by TMC to be of comparable quality with issues having such debt ratings. The credit quality of such investments will be determined on a continuing basis by TMC under the supervision of the Trustees.

     The Fund also may purchase and sell Municipal Obligations on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 30-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time the Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund also will maintain liquid assets at least equal in value to commitments for when-issued or delayed delivery securities, such assets to be segregated by State Street Bank & Trust Co., the Fund's custodian, specifically for the settlement of such commitments. The value of the segregated assets will be marked to the market daily so that the Fund will at all times maintain assets in the segregated account equal in value to the amount of these commitments. The Fund will only make commitments to purchase Municipal Obligations on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Fund reserves the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt.

     TMC will evaluate the liquidity of each Municipal Lease upon its acquisition and periodically while it is held based upon factors established by the Trustees, including (i) the frequency of trades and quotes for the obligation, (ii) the number of dealers who will buy or sell the obligation and the potential buyers for the obligation, (iii) the willingness of dealers to make a market for the obligation, and (iv) the nature and timing of marketplace trades. An unrated Municipal Lease with non-appropriation risk that is backed by an irrevocable bank letter of credit or an insurance policy, issued by a bank or insurer deemed by TMC to be of high quality and minimal credit risk, will not be deemed to be "illiquid" solely because the underlying Municipal Lease is unrated, if TMC determines that the Municipal Lease is readily marketable because it is backed by such letter of credit or insurance policy.

     The Fund will seek to reduce further the special risks associated with investment in Municipal Leases by investing in Municipal Leases only where, in TMC's opinion, certain factors established by the Trustees have been satisfied, including (i) the nature of the leased equipment or property is such that its ownership or use is deemed essential to a governmental function of the governmental issuer, (ii) the Municipal Lease has a shorter term to maturity than the estimated useful life of the leased property and the lease payments will commence amortization of principal at an early date,
(iii) appropriate covenants will be obtained from the governmental issuer prohibiting the substitution or purchase of similar equipment for a specified period (usually 60 days or more) in the event payments are not appropriated,

(iv) the underlying equipment has elements of portability or use that enhance its marketability in the event foreclosure on the underlying equipment was ever required, and (v) the governmental issuer's general credit is adequate. The enforceability of the "non-substitution" provisions referred to in (iii) above has not been tested by the courts. Investments not meeting certain of these criteria (such as the absence of a non-substitution clause) may be made if the Municipal Lease is subject to an agreement with a responsible party (such as the equipment vendor) providing warranties to the Fund that satisfy such criteria.

     Municipal Leases usually grant the lessee the option to purchase the leased property prior to maturity of the obligation by payment of the unpaid principal amount of the obligation and, in some cases, a prepayment fee.
Such prepayment may be required in the case of loss or destruction of the property. The prepayment of the obligation may reduce the expected yield on the invested funds if interest rates have declined below the level prevailing when the obligation was purchased.

     The Fund will not invest in illiquid securities if, as a result of the investment, more than 10% of its net assets will be invested in illiquid securities. For purposes of this limitation, "illiquid securities" shall be deemed to include (1) Municipal Leases subject to non-appropriation risk which are not rated at the time of purchase within the four highest grades by Moody's or S&P and not subject to remarketing agreements (or not currently subject to remarketing, pursuant to the conditions of any such agreement then in effect, with a responsible remarketing party, deemed by TMC to be capable of performing its obligations), (2) repurchase agreements maturing in more than seven days, (3) securities which the Fund is restricted from selling to the public without registration under the Securities Act of 1933, and
(4) other securities or participations not considered readily marketable by the Fund, provided that for purposes of the foregoing an unrated Municipal Lease which is backed by an irrevocable bank letter of credit or an insurance policy, issued by a bank or insurer deemed by TMC to be of high quality and minimal credit risk, will not be deemed to be illiquid.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. These proposals, if enacted, may have the effect of reducing the availability of investments for the Fund. Moreover, the value of the Fund's portfolio may be affected. The Fund could be compelled to reevaluate its investment objectives and policies and submit possible changes in the structure of the Fund for the approval of shareholders.

     The yields on Municipal Obligations are dependent on a variety of factors, including the condition of the general market and the Municipal Obligation market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. See "Ratings." It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields, while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield. The market value of outstanding Municipal Obligations will vary with changes in prevailing interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments. Such variations in market value of Municipal Obligations held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value of the Fund's shares.

Ratings

     Tax-Exempt Bonds. The four highest ratings of Moody's for tax-exempt bonds are Aaa, Aa, A and Baa. Tax-exempt bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to tax-exempt bonds which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated tax-exempt bonds. The Aaa and Aa rated tax-exempt bonds comprise what are generally known as "high grade bonds." Tax-exempt bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated tax-exempt bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Tax-exempt bonds rated Baa are considered "medium grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such tax-exempt bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The foregoing ratings are sometimes presented in parentheses preceded with "Con." indicating the bonds are rated conditionally. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes the probable credit status upon completion of construction or elimination of the basis of the condition.

     The four highest ratings of S&P and Fitch for tax-exempt bonds are AAA, AA, A, and BBB. Tax-exempt bonds rated AAA bear the highest rating assigned by S&P and Fitch to a debt obligation and indicates an extremely strong capacity to pay principal and interest. Tax-exempt bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating, which is the lowest "investment grade" security rating by S&P or Fitch, indicates an adequate capacity to pay principal and interest.
Whereas BBB rated Municipal Obligations they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

     Municipal Notes. The ratings of Moody's for municipal notes are MIG 1, MIG 2, MIG 3 and MIG 4. Notes bearing the designation MIG 1 are judged to be of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Notes bearing the designation MIG 2 are judged to be of high quality, with margins of protection ample although not so large as in the preceding group. Notes bearing the designation of MIG 3 are judged to be of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.
 Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

     The S&P ratings for municipal notes are SP-1+, SP-1, SP-2 and SP-3. Notes bearing an SP-1+ rating are judged to possess overwhelming safety characteristics, with either a strong or very strong capacity to pay principal and interest. Notes rated SP-1 are judged to have either a strong or very strong capacity to pay principal and interest but lack the overwhelming safety characteristics of notes rated SP-1+. Notes bearing an SP-2 rating are judged to have a satisfactory capacity to pay principal and interest, and notes rated SP-3 are judged to have a speculative capacity to pay principal and interest.

     Tax-Exempt Demand Bonds. The rating agencies may assign dual ratings to all long term debt issues that have as part of their provisions a demand or multiple redemption feature. The first rating addresses the likelihood of repayment of principal and interest as due and the second rating addresses only the demand feature. The long term debt rating symbols are used for bonds to denote the long term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For newer "demand notes" maturing in 3 years or less, the respective note rating symbols, combined with the commercial paper symbols, are used (for example. "SP-1+/A-1+").

     Commercial Paper. The ratings of Moody's for issuers of commercial paper are Prime-1, Prime-2 and Prime-3. Issuers rated Prime-1 are judged to have superior ability for repayment which is normally evidenced by (i) leading market positions in well established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structures with moderate reliance on debt and ample asset protection, (if) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 are judged to have a strong capacity for repayment which is normally evidenced by many of the characteristics cited under the discussion of issuers rated Prime-1 but to a lesser degree. Earnings trends, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Adequate liquidity is maintained. Issuers rated Prime-3 are judged to have an acceptable capacity for repayment. The effect of industry characteristics and market composition may be more pronounced. Variability of earnings and profitability may result in changes in the level of debt-protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     The ratings of S&P for commercial paper are A (which is further delineated by Categories A-1+, A-1, A-2 and A-3), B, C and D. Commercial paper rated A is judged to have the greatest capacity for timely payment. Commercial paper rated A-1+ is judged to possess overwhelming safety characteristics. Commercial paper rated A-1 is judged to possess an overwhelming or very strong degree of safety. Commercial paper rated A-2 is judged to have a strong capacity for payment although the relative degree of safety is not as high as for paper rated A-1. Commercial paper rated A-3 is judged to have a satisfactory capacity for timely payment but is deemed to be somewhat more vulnerable to the adverse changes in circumstances than paper carrying the higher ratings. Commercial paper rated B is judged to have an adequate capacity for timely payment but such capacity may be impaired by changing conditions or short-term adversities.

Temporary Investments

     The Fund has reserved the right to invest up to 20% of its net assets in "temporary investments" in taxable securities that would produce interest not exempt from federal income tax. See "Distributions and Taxes." Such temporary investments may be made due to market conditions, pending investment of idle funds or to afford liquidity. These investments are limited to the following short-term, fixed-income securities (maturing in one year or less from the time of purchase): (i) obligations of the United States government or its agencies, instrumentalities or authorities; (ii) prime commercial paper within the two highest ratings of Moody's or S&P;
(iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to the foregoing types of securities. Repurchase agreements will be entered into only with dealers, domestic banks or recognized financial institutions that in the opinion of TMC represent minimal credit risk. Investments in repurchase agreements are limited to 5% of the Fund's net assets. See "Repurchase Agreements." In addition, temporary taxable investments may exceed 20% of the Fund's net assets when made for defensive purposes during periods of abnormal market conditions. The Fund does not expect to find it necessary to make such temporary investments.

Repurchase Agreements

     The Fund may enter into repurchase agreements with respect to taxable securities constituting "temporary investments" in its portfolio. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements may be viewed as loans collateralized by the underlying security that is the subject of the repurchase agreement. The Fund will not enter into a repurchase agreement if, as a result, more than 5% of the value of its net assets would then be invested in repurchase agreements. The Fund will enter into repurchase agreements only with dealers, banks or recognized financial institutions that in the opinion of TMC represent minimal credit risk. The risk to the Fund is limited to the ability of the seller to pay the agreed upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest if the seller defaults. In the event of a default, the collateral may be sold. The Fund might incur a loss if the value of the collateral has declined, and the Fund might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Fund's investment adviser will monitor the value of the collateral at the time the transaction is entered into and at all subsequent times during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon repurchase price. In the event the value of the collateral declines below the repurchase price, the investment adviser will demand additional collateral from the seller to increase the value of the collateral to at least that of the repurchase price.

U.S. Government Obligations

     The Fund's temporary investments in taxable securities may include obligations of the U.S. government. These include bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government and established under the authority granted by Congress, including, but not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks and the Federal National Mortgage Association. Some obligations of U.S. government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others only by the credit of the issuing agency, authority or other instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

                    NEW YORK ECONOMY AND PUBLIC FINANCE

     New York has enjoyed increased tax revenues recently from a growth in personal income, continued strong performance in financial services, strong consumer spending and tourism. Current state spending estimates appear reasonable in view of these revenue increases. Medicaid cost containments, slowing health care cost increases, abatement of public assistance costs and other cost reduction measures also have permitted the state and local governments generally to meet their obligations.

     The current financial stability could be upset by a number of factors, however. Costs which are currently contained could increase if the state's economy falters. Public assistance costs and health care expense could increase if unemployment increases. Economic difficulties also could reduce economic activity and consumer spending, reducing tax revenues in a period when governmental costs likely would increase.

     The state also has enacted tax decreases, which will reduce revenue in fiscal 1997 by an estimated $2.3 billion with an additional revenue loss of $2.2 billion projected for fiscal 1998. Additional legislation in fiscal 1997 will make additional estimated reductions in fiscal 1997 and 1998 revenue of $83 million and $178 million, respectively. In the same regard, the state likely will have a natural growth in spending in coming years, and will have to find additional revenues to cover expenditures financed with approximately $1.3 billion in nonrecurring revenues in fiscal 1996.

     The ability of the state to respond to these challenges may be impaired significantly, particularly if the economy weakens, because the state and some local governments have failed to take advantage of the recent stronger economy and increased public revenue to improve public finances. Although the state had an approximate $445 million cash balance at the end of fiscal 1996, the state's accumulated deficit was not reduced significantly in fiscal 1996, and amounted to approximately $2.93 billion. In fiscal 1997 the state continued to enjoy revenue increases, but these enhanced revenues have been used for current spending instead of debt retirement and creation of reserves. Moreover, the state's undisciplined budget process continues to rely on one time fixes and invasion of off-budget funds to achieve short-term budget balance, at the expense of fiscally responsible long-term solutions to the state's chronic budget deficit.

     Potential difficulties in this respect could be further aggravated by the state's endemic inability to complete timely its annual budget process. The state did not enact its fiscal 1997 budget until July 13, 1996, 104 days after the beginning of the fiscal year on April 1, 1996. The 104 day delay is the longest delay the state has endured in adopting a budget and the longest delay for any state. Budget negotiations were linked to the adoption of other non-budget legislation, including reform of worker's compensation laws and enactment of a new hospital rate setting scheme to replace the existing program (NYPHRM -- the New York Prospective Hospital Reimbursement Methodology). Negotiations between the legislature and the governor on these issues were deadlocked and delayed adoption of the budget. In order to provide for the continued functioning of state government services during the budget delay, the governor and legislature periodically enacted special emergency legislation with specific limited appropriations to fund state worker payrolls, Medicaid and welfare payments, and other special needs as they arose.

     The state's structural budget deficit and chronic inability to adopt timely budgets also disrupt financial planning by local governments, state agencies, contract agencies and private vendors. Many of these entities are unable to plan effectively, and may incur additional interest costs for short-term cash flow borrowings.

                          INVESTMENT LIMITATIONS

     The Fund has adopted the following fundamental investment policies which may not be changed unless approved by a majority of the outstanding shares of the Fund. Under the Investment Company Act of 1940 (the "Act"), a "vote of the majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares of such series are represented at the meeting in person or by proxy.

     The Fund may not:

     (1) Invest in securities other than Municipal Obligations (including participations therein) and temporary investments within the percentage limitations specified in the Prospectus under the caption "Investment Objective and Policies";

     (2) Purchase any security (other than securities issued or guaranteed as to principal or interest by the United States or its instrumentalities) if, as a result, more than 5% of the Trust's total assets would be invested in securities of a single issuer;

     (3) Borrow money, except for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding 5% of the value of the Fund's total assets at the time of borrowing;

     (4) Pledge, mortgage or hypothecate its assets, except to secure borrowings permitted by subparagraph (3) above;

     (5) Issue senior securities as defined in the Investment Company Act of 1940, except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; or (c) borrowing money in accordance with the restrictions described above;

     (6) Underwrite any issue of securities, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

     (7) Purchase or sell real estate and real estate mortgage loans, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein;

     (8) Purchase or sell commodities or commodity futures contracts or oil, gas or other mineral exploration or development programs;

     (9) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objectives, policies and limitations;

     (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions;

     (11) Write or purchase puts, calls, straddles, spreads or other combinations thereof, except to the extent that securities subject to a demand obligation or to a remarketing agreement may be purchased as set forth in the Prospectus under the captions "Investment Objectives and Policies -- Municipal Obligations";

     (12) Invest more than 5% of its total assets in securities of unseasoned issuers which, together with their predecessors, have been in operation for less than three years excluding (i) obligations of, or guaranteed by, the United States government, its agencies, instrumentalities and authorities and

(ii) obligations secured by the pledge of the faith, credit and taxing power of any entity authorized to issue Municipal Obligations;

     (13) Invest more than 5% of its total assets in securities which the Fund is restricted from selling to the public without registration under the Securities Act of 1933;

     (14) Purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of any such issuer to be held by the Fund;

     (15) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets;

     (16) Purchase securities (other than securities of the United States government, its agencies, instrumentalities and authorities) if, as a result, more than 25% of the Fund's total assets would be invested in any one industry;

     (17) Purchase or retain the securities of any issuer other than the securities issued by the Fund itself if, to the Fund's knowledge, those officers and trustees of the Fund, or those officers and directors of TMC, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities; or

     (18) Purchase the securities of any issuer if as a result more than 10% of the value of the Fund's net assets would be invested in restricted securities, unmarketable securities and other illiquid securities (including repurchase agreements of more than seven days maturity and other securities which are not readily marketable).

     For the purpose of applying the limitations set forth in paragraphs (2) and 12 above, an issuer shall be deemed a separate issuer when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a nongovernmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. Where a security is also guaranteed by the enforceable obligation of another entity it shall also be included in the computation of securities owned that are issued by such other entity. In addition, for purposes of paragraph (2) above, a remarketing party entering into a remarketing agreement with the Fund as described in the Prospectus under the caption "Investment Objective and Policies -- Municipal Obligations" shall not be deemed an "issuer" of a security or a "guarantor" pursuant to such agreement.

     With respect to temporary investments, in addition to the foregoing limitations the Fund will not enter into a repurchase agreement if, as a result thereof, more than 5% of its net assets would be subject to repurchase agreements.

     Although the Fund has the right to pledge, mortgage or hypothecate its assets in order to comply with certain state statutes on investment restrictions, the Fund will not, as a matter of operating policy (which policy may be changed by the Trustees without shareholder approval), pledge, mortgage or hypothecate its portfolio securities to the extent that at any time the percentage of pledged securities will exceed 10% of its total assets.

     In the event the Fund acquires disposable assets as a result of the exercise of a security interest relating to Municipal Obligations, it will dispose of such assets as promptly as possible.

     Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holder of the outstanding voting securities of series investment companies such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund or "series" affected by the matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a such a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series deemed not to be affected. However, the Rule exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors and trustees from the separate voting requirements of the Rule.



                      YIELD AND RETURN COMPUTATION:
                   Performance and Portfolio Information

Computation of Yield and Return - In General

     The return or yield of the Fund may, from time to time, be quoted in reports, sales literature and advertisements published by the Fund, the Fund's principal underwriter, or investment dealers offering shares issued by the Trust. Any such quotation must include a standardized calculation which computes yield for a 30-day or one month period by dividing the Fund's net investment income per share during the period by the maximum offering price on the last day of the period. The standardized calculation may include the effect of semiannual compounding and will reflect amortization of premiums for those bonds which have a market value in excess of par. New schedules based on market value will be computed each month for amortizing premiums. Provided that any such quotation also is accompanied by the standardized calculation referred to above, the Fund also may quote non-standardized performance data of its classes for a specified period by dividing the net investment income per share for that period by either the Fund's average public offering price per share for that same period or the offering price per share on the first or last day of the period, and multiplying the result by 365 divided by the number of days in the specified period. For purposes of this non-standardized calculation net investment income will include accrued interest income plus or minus any amortized purchase discount or premium less accrued expenses. The primary differences between the yield calculations obtained using the standardized performance measure and any non-standardized performance measure will be caused by the following factors:
(1) The non-standardized calculation may cover periods other than the 30-day or one month period required by the standardized calculation; (2) The non-standardized calculation may reflect amortization of premium based upon historical cost rather than market value. Amortization of premium based upon historical cost is required by the Internal Revenue Service for tax reporting purposes; (3) The non-standardized calculation may reflect the average offering price per share for the period of the beginning offering price per share for the period, whereas the standardized calculation will always reflect the maximum offering price per share on the last day of the period;
(4) the non-standardized calculation may reflect an offering price per share other than the maximum offering price; provided that any time the Fund's performance is quoted in reports, sales literature or advertisements using a public offering price, the performance computed by using the Fund's maximum public offering price also will be quoted in the same piece; and (5) The non-standardized performance quotation may include the effective return obtained by compounding the monthly dividends.

     Any performance computation also must include average annual total return quotations for the 1, 5 and 10 year periods ended on the date of the most recent balance sheet included in the registration statement, computed by finding the average annual compounded rates of return over such periods which would equate the initial amount invested at the maximum public offering price to the ending redeemable value. To the extent that a fund or a class has been in operation less than 1, 5 and 10 years, the time period during which the fund or the class has been in operation will be substituted for any 1, 5 or 10 year period for which a total return quotation is not obtainable.

     Yield or total return quotations described in this section also may be quoted on a "taxable equivalent yield" basis, provided that the following information is furnished: (1) a standardized taxable equivalent yield based on a 30-day or one month period ended on the date of the most recent balance sheet included in the registration statement; (2) the length of and the last day of the base period used in computing the quotation; and (3) a description of the method by which the quotation is computed.

Additional Portfolio and Performance Information

     The Fund also may illustrate performance or the characteristics of its investment portfolio or classes of the Fund through graphs, tabular data or other displays which describe (i) the average portfolio maturity of the Fund's portfolio securities relative to the maturities of other investments,
(ii) the relationship of yield and maturity of the Fund to the yield and maturity of other investments (either as a comparison through use of standard bench marks or indices such as the Treasury yield curve), (iii) changes in the Fund's share price or net asset value relative to changes in the value of other investments, and (iv) the relationship over time of changes in the Fund's (or other investments') net asset value or price and the Fund's (or other investments') investment return.

                          DISTRIBUTIONS AND TAXES

Distributions

     All of the net income of the Fund is declared daily as a dividend on shares for which it has received payment. Net income of the Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Dividends are paid monthly and are reinvested in additional shares of the Fund at the net asset value per share at the close of business on the dividend payment date or, at the shareholder's option, paid in cash. Net realized capital gains, if any, will be distributed annually and reinvested in additional shares of the Fund at the net asset value per share at the close of business on the distribution date, or, at the shareholder's option, paid in cash. See "Accounts of Shareholders."

Federal Income Tax Matters

     The Fund intends to qualify under Subchapter M of the Internal Revenue Code (the "Code") for tax treatment as a regulated investment company. This tax treatment relieves the Fund from paying federal income tax on income which is currently distributed to its shareholders. The Fund also intends to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) which will enable it to designate distributions from the interest income generated by its investments in Municipal Obligations, which are exempt from federal income tax when received by the Fund, as Exempt Interest Dividends. Individual shareholders receiving Exempt Interest Dividends will not be subject to the federal personal income tax on the amount of those dividends, except to the extent the alternative minimum tax may be applicable.

     Under the Code, interest on indebtedness incurred or continued to purchase or carry shares is not deductible. Under rules issued by the Department of the Treasury for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares. Investors with questions regarding this issue should consult with their own tax advisers.

     Shares of the Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds (including any Municipal Lease that may be deemed to constitute an industrial development bond) or persons related to such "substantial users." Such persons should consult their own tax advisers before investing in Fund shares.

     Distributions by the Fund of net interest income received from certain temporary investments (such as certificates of deposit, commercial paper and obligations of the United States government, its agencies, instrumentalities and authorities), amounts attributable to market discount on bonds and net short-term capital gains realized by the Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. Distributions to shareholders will not qualify for the dividends received deduction for corporations.

     Any net long-term capital gains realized by the Fund, whether distributed in cash or reinvested in additional shares, must be treated as long-term capital gains by shareholders regardless of the length of time investors have held their shares. If the Fund should have net undistributed capital gains in any year, the Fund would pay the tax on such gains and each shareholder would be deemed, for federal tax purposes, to have paid his or her pro rata share of such tax.

     If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, (i) the Fund would incur a regular corporate federal income tax upon its net interest income, other than interest income from Municipal Obligations, for that year, and (ii) distributions to its shareholders out of net interest income from Municipal

Obligations or other investments, or out of net capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's current or accumulated earnings or profits. The Fund would fail to qualify under Subchapter M if, among other requirements, in any year (i) 30% or more of its gross income were derived from the sale or other disposition of securities held for less than three months, (ii) less than 90% of the Fund's gross income were derived from specified income sources such as dividends, interest and gains from the disposition of stock or securities or (iii) the Fund fails to satisfy the diversification of investments requirement of the Code and fails to timely cure the failure. Furthermore, the Fund would be unable to pay Exempt Interest Dividends if, at the close of any quarter of its taxable year, more than 50% of the value of that Fund's total assets consisted of assets other than Municipal Obligations. Additionally, if in any year the Fund qualified as a regulated investment company but failed to distribute all of its net income, the Fund would be taxable on the undistributed portion of its net income. Although the Fund intends to distribute all of its net income currently, the Fund could have undistributed net income if, for example, expenses of the Fund were reduced or disallowed on audit.

     If the Fund has both tax-exempt and taxable interest, it will use the "actual earned method" for determining the designated percentage that is taxable income and designate the use of that method within 45 days after the end of the Fund's taxable year. Under this method, the ratio of taxable income earned during the period for which a distribution was made to total income earned during the period determines the percentage of the distribution designated taxable. The percentages of income, if any, designated as taxable will under this method vary from distribution to distribution.

     The Tax Reform Act of 1986 imposed a nondeductible excise tax on regulated investment companies if they fail to satisfy certain minimum distribution requirements. This excise tax should not have a material adverse effect on Fund operations, because the Fund intends to distribute all of its net income each year.

     Although the Fund currently offers one class of shares at the date of this Statement of Additional Information, the Fund's Trustees are authorized to divide the shares into other separate series and classes, and to establish additional portfolios pertaining to each series. Each additional series of shares would relate to a separate investment portfolio that would be different from the Fund covered by this Statement of Additional Information. The Trust expects that it may create other separate state or regional portfolios with investments concentrated in a particular state or region.
The additional separate portfolios may be attractive for investors seeking to concentrate their investments and to minimize their liability for state income taxes on interest income earned by the respective portfolios or for minimizing taxes on intangibles, depending upon the particular states. Separate series of the Trust will be treated under the Code as separate corporations except with respect to the definitional requirements under
Section 851 (a) of the Code. The legislative history of the Tax Reform Act of 1986, which amended the Code, indicates that the term "fund" means a segregated portfolio of assets, the beneficial interest of which is owned by the holders of a class or series of stock of the regulated investment company that is preferred over all other classes or series in respect of such portfolio of assets. The capital gains and losses of each series will belong solely to the holders of the shares of that series and will not be aggregated with the capital gains and losses of other series.

     As is the case with other types of income, including other tax-exempt interest income, Exempt Interest Dividends received by an individual shareholder will be added to his or her "modified adjusted gross income" in determining what portion, if any, of the individual's Social Security benefits will be subject to federal income taxation. Shareholders are advised to consult their own tax advisers as to the effect of this treatment.

     The Code treats interest on certain Municipal Obligations which are private activity bonds under the Code issued after August 7, 1986 (in certain cases, after September 1, 1986) as a preference item for purposes of the alternative minimum tax on individuals and corporations. The Fund may purchase private activity bonds which are subject to treatment under the Code as a preference item for purposes of the alternative minimum tax on individuals and corporations, although the frequency and amounts of those purchases are uncertain. Some portion of Exempt Interest Dividends may, as a result of such purchases, be treated as a preference item for purposes of the alternative minimum tax on individuals and corporations. Shareholders are advised to consult their own tax advisers as to the extent and effect of that treatment.

     For taxable years beginning after 1989, the Code provides that the use of adjusted net book income will be replaced by the use of adjusted current earnings in computing corporate taxes. The adjusted current earnings of a corporation will include Exempt Interest Dividends in calculating the alternative minimum tax on corporations to the extent that such Dividends are not otherwise treated as a preference item for the reasons discussed above. Exempt Interest Dividends are included in effectively connected earnings and profits for purposes of computing the branch profits tax on certain foreign corporations doing business in the United States.

     Redemption or resale of shares will be a taxable transaction for federal income tax purposes and the shareholder will recognize gain or loss in an amount equal to the difference between the shareholder's basis in the shares and the amount realized by the shareholder on the redemption or resale. Assuming that the shareholder holds the shares as a capital asset, the gain or loss will be a capital gain or loss and will be long term if the shares were held for more than 12 months.

     The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Fund and the income tax consequences to shareholders of an investment in the Fund. In particular, prospective investors who are not individuals are advised that the preceding discussion relates primarily to tax consequences affecting individuals, and the tax consequences of an investment by a person which is not an individual may be very different.

State and Local Tax Aspects

     Exempt Interest Dividends paid by the Fund and attributable to interest received by the Fund on Municipal Obligations originating in New York will be exempt from personal income taxes imposed by New York State and New York City on individuals resident in the state and the city, respectively. Exempt Interest Dividends attributable to other Municipal Obligations, and dividends attributable to interest on any taxable temporary investments and market discount will not be exempt from those income taxes. Net capital gains distributions by the Fund, if any, will be subject to New York State and New York City personal income taxes, and gains realized on share redemptions similarly will be subject to these taxes. Interest on indebtedness incurred to purchase Fund shares will not be deductible in computing New York State and New York City personal income taxes. Prospective investors are urged to confer with their tax advisers to determine the specific tax consequences of their investment in Fund shares. In particular, investors who are not individuals should understand that the foregoing brief outline relates to personal income taxes, and that a tax adviser should be consulted to determine the tax consequences to those investors of holding Fund shares.

Accounts of Shareholders

     When an investor makes an initial investment in shares of the Fund, the Transfer Agent will open an account on the books of the Fund, and the investor will receive a confirmation of the opening of the account. Thereafter, whenever a transaction, other than the reinvestment of interest income, takes place in the account - such as a purchase of additional shares or redemption of shares or a withdrawal of shares represented by certificates
- the investor will receive a confirmation statement giving complete details of the transaction. Shareholders will also receive at least quarterly statements setting forth all distributions of interest income and other transactions in the account during the period and the balance of full and fractional shares. The final statement for the year will provide the information for purposes described in the Prospectus under the caption "Taxes."

     The monthly distributions of interest income, net of expenses, and the annual distributions of net realized capital gains, if any, will be credited to the accounts of shareholders in full and fractional shares of the Fund at net asset value on the payment or distribution date, as the case may be.

     The issuance and delivery of certificates for shares is unnecessary, and shareholders are thereby relieved of the responsibility of safekeeping. Upon written request to the Transfer Agent, a certificate will be issued for any or all of the full shares credited to a shareholder's account. Certificates which have been issued to a shareholder may be returned at any time for credit to his or her account.

        INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENTS

Investment Advisory Agreement

     Pursuant to the Investment Advisory Agreement for the Fund, Thornburg Management Company, Inc., 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501 (TMC), will act as the investment adviser for, and will manage the investment and reinvestment of the assets of the Fund in accordance with its investment objectives and policies, subject to the general supervision and control of the Fund's Trustees.

     TMC is investment adviser for Thornburg Limited Term Municipal Fund, Inc., a series investment company with two fund series having aggregate assets of approximately $1,030,602,000 as of June 30, 1996. TMC also acts as investment adviser for Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Florida Intermediate Municipal Fund and Thornburg Value Fund, separate series of the Trust which had assets of $142,299,000, $26,925,000, $254,402,000, $131,307,000,
$19,501,000 and $16,704,000, respectively, as of September 30, 1996. TMC is also a sub-adviser for Daily Tax-Free Income Fund, Inc., a registered investment company.

     TMC will provide continuous professional investment supervision under the Investment Advisory Agreement. In addition to managing the Fund's investments, TMC will administer the Fund's business affairs, provide office facilities and certain related services. Pursuant to the Investment Advisory Agreement, the Fund will pay to TMC a monthly management fee at an annual percentage rate displayed in the Prospectus. All fees and expenses are accrued daily and deducted before payment of dividends to investors. In addition to the investment management fee of TMC, the Fund will pay all other costs and expenses of its operations. The Fund also will bear the expenses of registering and qualifying the Fund and the shares for distribution under federal and state securities laws, including legal fees.

     The Investment Advisory Agreement was approved for the Fund on March 12, 1997 by the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or TMC, and became effective for the Fund on June 6, 1997. The initial term of this Agreement is two years, with extensions for successive 12-month periods, provided that the continuation for the Fund is approved at least annually by a majority of the Trustees who are not "interested" within the meaning of the Investment Company Act of 1940 or by a vote of the majority of the Fund's shares then outstanding.

     The Agreement may be terminated by either party, at any time without penalty, upon 60 days' written notice, and will terminate automatically in the event of its assignment. Termination will not affect the right of TMC to receive payments on any unpaid balance of the compensation earned prior to termination. The Agreement further provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of TMC, or of reckless disregard of its obligations and duties under the Agreement, TMC will not be liable for any action or failure to act in accordance with its duties thereunder.

Administrative Services Agreement

     Administrative services are provided to the sole class of shares issued by the Fund under an Administrative Services Agreement which requires the delivery of administrative functions necessary for the maintenance of the shareholders of the class, supervision and direction of shareholder communications, assistance and review in preparation of reports and other communications to shareholders, administration of shareholder assistance, supervision and review of bookkeeping, clerical, shareholder and account administration and accounting functions, supervision or conduct of regulated regulatory compliance and legal affairs, and review and administration of functions delivered by outside service providers to or for shareholders, and other related or similar functions as may from time to time be agreed. The Administrative Services Agreement specific to the Fund's sole class of shares provides that the class will pay a fee calculated at an annual percentage of
 .125% of the class's average daily net assets, paid monthly, together with any applicable sales or similar tax. Services are currently provided under these agreements by TMC.

     The agreement applicable to the class may be terminated by either party, at any time without penalty, upon 60 days' written notice, and will terminate automatically upon assignment. Termination will not affect the service provider's right to receive fees earned before termination. The agreement further provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the service provider, or reckless disregard of its duties thereunder, the provider will not be liable for any action or failure to act in accordance with its duties thereunder.

     H. Garrett Thornburg, Jr., Chairman and a Trustee of the Trust, is also a Director and controlling stockholder of TMC.

                               SERVICE PLAN

     The Fund has adopted a plan and agreement of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("Service Plan") which is applicable to Class A shares of the Fund. The Plan permits the Fund to pay to TMC (in addition to the management fee and reimbursements described above) an annual amount not exceeding .25 of 1% of the Fund's assets (plus any applicable sales, use, gross receipts, value added or other tax) attributable to the class of shares to reimburse TMC for specific expenses incurred by it in connection with certain shareholder services and the distribution of that class's shares to investors. TMC may, but is not required to, expend additional amounts from its own resources in excess of the currently reimbursable amount of expenses. Reimbursable expenses include the payment of amounts, including incentive compensation , to securities dealers and other financial institutions, including banks (to the extent permissible under the Glass-Steagall Act and other federal banking laws), for administration and shareholder services. The nature and scope of services provided by dealers and other entities likely will vary from entity to entity, but may include, among other things, processing new account applications, preparing and transmitting to the Transfer Agent computer processable tapes of shareholder account transactions, and serving as a source of information to customers concerning the Fund and transactions with the Fund. The Service Plan does not provide for accrued but unpaid reimbursements to be carried over and paid to TMC in later years.

     The Glass-Steagall Act prohibits certain banks from underwriting mutual fund shares, but the Fund does not believe that this prohibition will apply to the arrangements described in the Plan. However, no assurance can be given that the Glass-Steagall Act will not be interpreted so as to prohibit these arrangements. In that event, the Fund's ability to market its shares could be impaired to a small extent. The Fund does not foresee that it will give preference to banks or other depository institutions which receive payments from TMC when selecting investments for the Fund.

     The Plan continues in effect for periods of 12 months each unless terminated pursuant to its terms and may be continued from year to year thereafter, provided that the continuance is approved at lease annually by a vote of a majority of the Trustees, including a majority of the independent Trustees cast in person at a meeting called for the purpose of voting on such continuance. The Plan also may be terminated at any time, without penalty, if a majority of the independent Trustees or shareholders of the Fund class vote to terminate the Plan for that class. So long as the Plan is in effect, the selection and nomination of Trustees who are not "interested persons" of the Fund shall be committed to the discretion of the Trustees who are not "interested persons." The Plan may not be amended to increase materially the amount of the Fund's payments thereunder without approval of the shareholders of the affected classes. Under the Plan, the investment adviser or the principal underwriter (as the case may be), or the Fund, by a vote of a majority of the independent Trustees or of the holders of a majority of the outstanding shares, may terminate the provisions retaining the services of TMC under the Plan, without penalty. The Trustees have the authority to approve continuance of the Plan without similarly approving a continuance of the provisions retaining TMC thereunder.

     To the extent that the Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it will remain in effect as such, so as to authorize the use of the Fund's assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act and the rules thereunder. To the extent it constitutes an agreement pursuant to a plan, it will terminate automatically in the event of an "assignment." Upon termination, no further payments may be made under the agreement except for amounts previously accrued by unpaid. The Fund may continue to make payments pursuant to the Plan of the amounts authorized to be paid, which may or may not be to TMC or TSC, as the case may be, or the adoption of other similar arrangements, in each case by the Fund's Trustees, including a majority of the independent Trustees by vote cast in person at a meeting called for that purpose.

     Information regarding the services rendered under the Plan and the amounts paid therefor is provided to, and reviewed by, the Trustees on a quarterly basis.

                          PORTFOLIO TRANSACTIONS

     TMC, in effecting purchases and sales of portfolio securities for the accounts of the Fund, will place orders in such manner as, in the opinion of TMC, will offer the best price and market for the execution of each transaction. Securities normally will be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution obtainable, it will be the practice of the Fund to select dealers which, in addition, furnish research information (primarily credit analyses of issuers) and statistical and other services to TMC. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to TMC's own research efforts, the receipt of research information is not expected significantly to reduce TMC's expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, TMC may also give consideration to those firms which have sold or are selling shares of the Fund. While TMC will be primarily responsible for the placement of the Fund's business, the policies and practices of TMC in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees of the Fund.

     TMC reserves the right to manage other investment companies and investment accounts for other clients which may have investment objectives similar to those of the Fund. Subject to applicable laws and regulations, TMC will attempt to allocate equitably portfolio transactions among the Fund and the portfolios of its other clients purchasing securities whenever decisions are made to purchase or sell securities by the Fund and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Fund and such other clients, the size of investment commitments generally held by the Fund and such other clients and opinions of the persons responsible for recommending investments to the Fund and such other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Fund's Trustees that the benefits available from TMC's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Trustees will review simultaneous transactions.

                   MANAGEMENT AND HOLDERS OF SECURITIES

     The management of the Fund, including general supervision of the duties performed by TMC under the Investment Advisory Agreement, is the responsibility of its Trustees. There are six Trustees, two of whom are "interested persons." The names of the Trustees and officers and their principal occupations and other affiliations during the past five years are set forth below, with the Trustees who are "interested persons" of the Fund indicated by asterisks:

Name / Position / Principal Occupation During Past 5 Years
----------------------------------------------------------

H. Garrett Thornburg, Jr.,* 50 / Trustee, President / Director, Chairman (since January of 1987) and Treasurer of Thornburg Limited Term Municipal Fund, Inc. (a mutual fund investing in certain municipal securities) since its inception in 1984; Chairman and Director of Thornburg Mortgage Advisory Corporation since its formation in 1989; Chairman and Director of Thornburg Mortgage Asset Corporation (real estate investment trust) since its formation in 1993; Executive Vice President of Daily Tax Free Income Fund, Inc. (mutual fund) since its formation in 1982 and a Director from 1982 to June 1993; President and Director of TMC since its formation in 1982.

David A. Ater, 51 / Trustee / Principal in Ater & Ater Associates, Santa Fe, New Mexico (developer, planner and broker of residential and commercial real estate) since 1990; owner, developer and broker for various real estate projects; Director of Thornburg Mortgage Asset Corporation (real estate investment trust) since 1994.

J. Burchenal Ault, 70 / Trustee / Independent Fund Raising Counsel, May 1986 to present; Trustee, Woodrow Wilson International Center for Scholars; Provost, St. John's College, Santa Fe, New Mexico, from 1986 through May 1991; Director of Thornburg Limited Term Municipal Fund, Inc. since its formation in 1984; Director of Farrar, Strauss & Giroux (publishers) since 1968.

Forrest S. Smith, 66 / Trustee / Attorney in private practice, Santa Fe, New Mexico; shareholder Catron, Catron & Sawtell (law firm), Santa Fe, New Mexico, 1988 to present.

Brian J. McMahon,* 41 / Trustee, Vice President and Assistant Secretary / President of Thornburg Limited Term Municipal Fund, Inc. since January, 1987; Managing Director of TMC since December 1985 and a Vice President since April 1984.

James W. Weyhrauch, 37 / Trustee / Executive Vice President and Director, Nambe' Mills, Inc. (manufacturer), Santa Fe, New Mexico, 1986 to present.

Steven J. Bohlin, 37 / Vice President and Treasurer / Vice President of Thornburg Limited Term Municipal Fund, Inc. since November 1988 and Assistant Vice President from 1985 to November 1988; Managing Director of TMC since December 1990 and Vice President since December 1988.

Dawn B. Fischer, 49 / Secretary and Assistant Treasurer / Secretary, Thornburg Limited Term Municipal Fund, Inc. since its formation in 1984; Vice President, Daily Tax Free Income Fund, Inc. since 1989; Managing Director of TMC since 1985 and a Vice President since January 1984.

William Fries, 57 / Vice President / Managing Director of TMC since May 1995 and Vice President of Thornburg Limited Term Municipal Fund, Inc. since June 1995; Vice President of USAA Investment Management Company from 1982 to 1995.

Ken Ziesenheim, 42 / Vice President / Managing Director of TMC since 1995 and Vice President of Thornburg Limited Term Municipal Fund, Inc. since 1995; President of Thornburg Securities Corporation since 1995; Senior Vice President of Financial Services, Raymond James & Associates, Inc. from 1991 to 1995.

George Strickland, 33 / Vice President / Assistant Vice President of Thornburg Limited Term Municipal Fund, Inc. since July 1992; Associate of TMC since July 1991 and a Managing Director commencing in 1996; Investor Representative, Calvert Group, Washington, D.C., 1989 to 1991.

Susan Rossi, 35 / Assistant Vice President / Assistant Vice President of Thornburg Limited Term Municipal Fund, Inc. since July 1992; Associate of TMC since June 1990.

Jonathan Ullrich, 27 / Assistant Vice President / Assistant Vice President of Thornburg Limited Municipal Fund, Inc. since July 1992; Associate of TMC since September 1991; student, Brown University, 1987 to 1991.

Christine E. Thompson, 30 / Assistant Vice President / Assistant Vice President, Thornburg Limited Term Municipal Fund, Inc. since June 1993; Associate of TMC since June 1992; Office Manager, Town and Country Janitorial Services, Inc., Greenland, New Hampshire, September 1991 to February 1992; Salesperson and later Department Manager, The Harvard Cooperative society, Cambridge, Massachusetts, May, 1990 to September, 1991.

     The business address of each person listed is 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501. Mr. Thornburg is a Director of TSC.

     The officers and Trustees affiliated with TMC will serve without any compensation from the Fund. The Trust currently pays each Trustee who is not an employee of TMC or an affiliated company a quarterly fee of $1,000 plus a fee of $500 for each meeting of the Trustees attended by the Trustee, pays an annual stipend of $1,000 to each Trustee who serves on the audit committee or any other committee the Trustees may establish, and reimburses Trustees for travel and out-of-pocket expenses incurred in connection with attending meetings. For the fiscal year of the Trust ended September 30, 1996, the Trust paid the following amounts as compensation to Trustees:

                         Pension or
                         Retirement        Estimated      Total
           Aggregate     Benefits          Annual         Compensation
           Compensation  Accrued as        Benefits       from Trust and
           from          Part of           Upon           Fund Complex
Trustee    Trust         Fund Expenses     Retirement     Paid to Trustee
--------   ------------  -------------     -------------  ---------------
David A.       $7,500      - 0 -             - 0 -         $7,500
Ater

J. Burchenal   $7,500      - 0 -             - 0 -        $14,000
Ault

Forrest S.     $7,500      - 0 -             - 0 -         $7,500
Smith

James W.       $3,000      - 0  -            - 0 -         $3,000
Weyhrauch

The Trust does not pay retirement or pension benefits.

                        HOW TO PURCHASE FUND SHARES

     Procedures with respect to the manner in which shares of the Fund may be purchased and how the offering price is determined are set forth in the Prospectus under the caption "BUYING FUND SHARES IN GENERAL."

     The Prospectus states that certain classes of investors, specified below, may purchase shares of the Fund at variations to the Public Scale. The Trust may change or eliminate these variations at any time.

     (1) Existing shareholders of the Fund may purchase shares upon the reinvestment of dividends and capital gains distributions with no sales charge. This practice is followed by many investment funds that charge sales loads for new investments.

     (2) Shareholders of the Fund who have redeemed all or any portion of their investment in shares of the Fund may purchase shares with no sales charge up to the maximum dollar amount of their shares redeemed within 24 months of the redemption date, provided that the shareholder's dealer or the shareholder must notify TSC or the Transfer Agent at the time an order is placed that such a purchase would qualify for this variation to the Public Scale. Similar notifications must be made in writing by the dealer, the broker, or the shareholder when the order is placed by mail. The sales charge will not be eliminated if notification is not furnished at the time of the order or a review of TSC's or the Transfer Agent's records fail to confirm the investor's represented previous holdings.

     (3) Persons may purchase shares of the Fund at no sales charge if they redeem shares of the Fund or Class A shares of any other series of Thornburg Investment Trust, or of any series of Thornburg Limited Term Municipal Fund, Inc., and reinvest some or all of the proceeds within 24 months. The shareholder's dealer or the shareholder must notify TSC or the Transfer Agent at the time an order is placed that the purchase qualifies for this variation to the Public Scale.

     The special classes of shareholders in subsections (2) and (3) above were created as a convenience for those shareholders who invest in the Fund and subsequently make a decision to redeem all or part of their investment for a temporary period. In some cases, the existence of this special class of shareholders will act as further inducement for certain individuals to make an initial investment in the Fund, particularly if those investors feel that they might have a temporary need to redeem all or part of their investment in the coming years. Shareholders who have previously invested in funds managed by TMC are more familiar than the general public with the Fund, its investment objectives, and its results. The costs to TSC of its marketing to these individuals and maintaining the records of their prior investment are minimal compared to the costs of marketing the Fund to the public at large.

     (4) Officers, Trustees, directors and employees of the Trust, TMC, TSC, the Custodian and Transfer Agent, and counsel to the Trust, and members of their families, including trusts for the benefit of the foregoing, may purchase shares of the Fund with no sales charge, provided that they notify TSC or the Transfer Agent at the time an order is placed that a purchase will qualify for this variation from the Public Scale. The sales charge will not be eliminated if the notification is not furnished at the time of the order or a review of Fund records fails to confirm that the investor's representation is correct. The reduced sales charge to these persons is based upon the Trust's view that their familiarity with and loyalty to the Fund will require less selling effort by the Fund, such as a solicitation and detailed explanation of the conceptual structure of the Fund, and less sales-related expenses, such as advertising expenses, computer time, paper work, secretarial needs, postage and telephone costs, than are required for the sale of shares to the general public. Inclusion of the families of these persons is based upon the Trust's view that the same economies exist for sales of shares to family members.

     (5) Employees of brokerage firms who are members in good standing with the National Association of Securities Dealers, Inc. ("NASD"), employees of financial planning firms who place orders for the Fund placed directly with the Transfer Agent or TSC and through a broker/dealer who is a member in good standing with the NASD, and employees of eligible non-NASD members which accept orders for shares of the Fund on an agency basis and clear those orders through a broker/dealer who is a member in good standing with NASD, and their families, including trusts for the benefit of the foregoing, may purchase shares of the Fund for themselves with no sales charge, provided that (i) the order must be through a NASD member firm which has entered into an agreement with TSC to distribute shares of the Fund, and (ii) the shareholder's broker/dealer or the shareholder must notify TSC or the Transfer Agent at the time an order is placed that the purchase would qualify for this variation to the Public Scale. Similar notification must be made in writing by the dealer, the broker, or the shareholder when such an order is placed by mail. The reduced sales charge will not apply if the notification is not furnished at the time of the order or a review of TSC's, the dealer's, the broker's or the Transfer Agent's records fails to confirm that the investor's representation is correct.

     Because they sell the Fund's shares, these individuals tend to be much more aware of the Fund than the general public. Any additional costs to TSC of marketing to these individuals are minimal.

     (6) Bank trust departments, companies with trust powers and investment dealers and investment advisors who charge fees for service, and investment dealers who utilize wrap fee and similar arrangements may purchase shares of the Fund for their customers at no sales charge, provided that these persons notify TSC or the Transfer Agent, at the time an order qualifying for this reduced charge is placed, that such a purchase would qualify for this variation to the Public Scale.

     (7) Purchases of shares of the Fund may be made at net asset value provided that such purchases are placed through a broker that maintains one or more omnibus accounts with the Fund and such purchases are made by (i) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; (ii) clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent; and (iii) retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a) through 403(b) or 457 of the Internal Revenue Code and "rabbi trusts." Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

     These organizations may charge fees to clients for whose accounts they purchase shares of the Fund in a fiduciary capacity. Where the reduced sales charge applies, notification is required at the time the order is received, and a review of TSC's or Transfer Agent's records must confirm that the investor's representation is correct.

     (8) No sales charge will be payable at the time of purchase on investments of $1 million or more made by a purchaser. A contingent deferred sales charge ("CDSC") will be imposed on these investments in the event of a share redemption within one year following the share purchase at the rate of 1/2 of 1% of the value of the shares redeemed. In determining whether a CDSC is payable and the amount of any fee, it is assumed that shares not subject to the charge are the first redeemed, followed by other shares held for the longest period of time. The applicability of these fees will be unaffected by transfers of registration. TSC or TMC intend to pay a commission of up to 1/2 of 1% to dealers who place orders of $1 million or more for a single purchaser.

     The investment decisions of the persons and organizations described in the preceding paragraph tend to be made by informed advisers. Typically, these persons are better able than the general public to evaluate quickly the appropriateness of the Fund's investment objectives and performance in light of their customers' goals. Costs of marketing to these persons and organizations likely will be minimal.

      (9) Such persons as are determined by the Trustees to have acquired shares under special circumstances, not involving any sales expense to the Fund or to TSC, may purchase shares of the Fund with no sales charge. This variation from the Public Scale contemplates circumstances where a relatively large sale can be made at no distribution cost to a large investor or a number of smaller investors who are similarly situated. In the contemplated circumstances, there would be no cost of distribution, or any costs would be paid by TMC.

     (10) Shares of the Fund may be sold at a reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to or permits group solicitation of its employees, members or participants. Information on these arrangements is available from TSC.


                              NET ASSET VALUE

     Procedures for determining the net asset value of the Fund's shares are set forth in the Prospectus.

     The Fund will calculate the net asset value at least once daily on days when the New York Stock Exchange is open for trading, and more frequently if deemed desirable by the Trust. Net asset value will not be calculated on New Year's Day, Washington's Birthday (on the third Monday in February), Good Friday, Memorial Day (on the last Monday in May), Independence Day, Labor

Day, Thanksgiving Day, Christmas Day, on the preceding Friday if any of the foregoing holidays falls on a Saturday, and on the following Monday if any of the foregoing holidays falls on a Sunday. Under the Investment Company Act of 1940, net asset value must be computed at least once daily on each day
(i) in which there is a sufficient degree of trading in the Fund's portfolio securities that the current net asset value of its shares might be materially affected by changes in the value of such securities and (ii) on which an order for purchase or redemption of its shares is received.

                           REDEMPTION OF SHARES

     Procedures with respect to redemption of Fund shares are set forth in the Prospectus under the caption "Selling Fund Shares."

     The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilize is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit for protection of the shareholders of the Fund.

                                DISTRIBUTOR

     Pursuant to a Distribution Agreement with the Trust, Thornburg Securities Corporation acts as the principal underwriter of Fund shares. The Fund does not bear selling expenses except (i) those involved in registering shares with the Securities and Exchange Commission and qualifying them or the Fund with state regulatory authorities, and (ii) expenses paid under the Service Plan which might be considered selling expenses. Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with regard to the Investment Advisory Agreement, except that termination other than upon assignment requires six months' notice.

     H. Garrett Thornburg, Jr. President, Treasurer and a Trustee of the Trust, is also Director and controlling stockholder of TSC.

                           INDEPENDENT AUDITORS

     McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017, is the independent auditor of the Fund for the fiscal year ending September 30, 1997. Shareholders will receive semi-annual unaudited financial statements, and annual financial statements audited by the independent auditors.